• Quarterly Financial Supplement INVESTOR RELATIONS DEPARTMENT • 3300 ENTERPRISE PARKWAY BEACHWOOD, OHIO 44122 • p. (216) 755-5500 f. (216) 755-1500 • WWW.DDR.COM For the six months ended June 30, 2009

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Table of Contents

Section	Page
Earnings Release & Financial Statements	1.0

Financial Summary	2.0
Financial Highlights	2.1
Market Capitalization and Financial Ratios	2.2
Market Capitalization Summary	2.3
Significant Accounting Policies	2.4
Other Real Estate Information	2.5
Reconciliation of Non-GAAP Financial Measures	2.6
Non-Cash Expense — Equity Derivative Instruments	2.7

Joint Venture Financial Summary	3.0
Joint Venture Investment Summary	3.1
Joint Venture Combining Financial Statements	3.2

Investment Summary	4.0
Capital Transactions	4.1
Acquisitions	4.2
Dispositions	4.2
Development Projects	4.3
Development Delivery and Funding Schedules	4.4
Expansion and Redevelopment Projects	4.5
Summary of Recently Developed Assets	4.6
Summary of Recently Expanded and Redeveloped Assets	4.7

Portfolio Summary	5.0

Debt Summary	6.0
Consolidated Debt	6.1
Joint Venture Debt	6.2
Consolidated and Joint Venture Maturities	6.3

Investor Contact Information	7.0
Property list available online at www.ddr.com
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property, the loss of a major tenant or inability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements. For more details on the risk factors, please refer to the Company’s Form on 10-K as of December 31, 2008.

Exhibit 99.1
DEVELOPERS DIVERSIFIED REALTY CORPORATION
For Immediate Release:

Media Contact:	Investor Contact:
Scott Schroeder	Thomas Morabito
216-755-5500	216-755-5500
sschroeder@ddr.com	tmorabito@ddr.com
DEVELOPERS DIVERSIFIED REALTY REPORTS FFO PER
DILUTED SHARE OF $0.51 FOR THE QUARTER
ENDED JUNE 30, 2009 BEFORE NON-OPERATING GAINS AND LOSSES
CLEVELAND, OHIO, July 23, 2009 - Developers Diversified Realty (NYSE: DDR) today announced operating results for the second quarter ended June 30, 2009.
•	The Company’s second quarter Funds From Operations (“FFO”) was $0.51 per share before $240.0 million of net charges including the elimination of the gain on the repurchases of unsecured notes of $45.9 million. The Company’s operating FFO for the six-month period was $1.18 per share before the $187.8 million of net charges including the elimination of the gain on repurchases of unsecured notes of $118.5 million.

FFO and net loss for the three- and six-month periods ended June 30, 2009 reflected $240.0 million, or $1.66 per share, and $187.8 million, or $1.37 per share, of net charges, respectively, primarily non cash, summarized as follows (in millions):

	Three Months	Six Months
Consolidated non-cash impairment charges — assets under contract to be sold and certain assets formerly occupied by Mervyns	$107.0	$117.9
Less portion of impairment charges and losses allocated to non-controlling interests (Mervyns)	(31.3)	(31.1)
Non-cash potential change-in-control compensation charge	10.5	10.5
Gain on repurchases of unsecured notes	(45.9)	(118.5)
Loss on equity derivative instruments related to Otto investment	80.0	80.0
Loan loss reserve and other expenses	6.9	10.8
Impairment charges, derivative (gains)/losses and losses on asset sales — equity method investments	11.4	10.0
Non-cash impairment charges and loss on disposition — equity method investments	40.3	46.9
Impairment charges and loss on sales — discontinued operations	61.1	61.3

	$240.0	$187.8

•	FFO applicable to common shareholders for the three-month period ended June 30, 2009, including the above net charges, was a loss of $166.5 million, or $1.15 per diluted share, which compares to revised FFO of $95.9 million, or $0.79 per diluted share, for the prior-year comparable period. Net loss applicable to common shareholders for the three-month period ended June 30, 2009 was $237.2 million or $1.64 per diluted share, which compares to revised net income of $26.1 million, or $0.22 per diluted share, for the prior-year comparable period.

•	FFO applicable to common shareholders for the six-month period ended June 30, 2009, including the above net charges, was a loss of $26.5 million, or $0.19 per diluted share, which compares to revised FFO of $192.2 million, or $1.59 per diluted share, for the prior-year comparable period. Net loss applicable to common shareholders for the six-month period ended June 30, 2009 was $160.3 million, or $1.18 per diluted share, which compares to revised net income of $55.7 million, or $0.46 per diluted share, for the prior-year comparable period.

•	The 2008 results for both the three- and six-month periods ended June 30, 2008 have been revised to reflect the change in accounting relating to convertible debt. This change resulted in additional non-cash interest expense of $3.3 million for both three-month periods ended June 30, 2009 and 2008, and $7.1 million and $6.5 million for the six-month periods ended June 30, 2009 and 2008, respectively.

•	Executed leases during the second quarter of 2009 totaled a Company record of approximately 3.1 million square feet, including 147 new leases and 259 renewals.

•	On a cash basis, base rental rates on new leases and renewals decreased 4.7% overall.

•	Core portfolio leased percentage at June 30, 2009 was 90.7%, consistent with the level at March 31, 2009.

•	Same store net operating income (“NOI”) for the quarter decreased 5.0% over the prior-year comparable period. The decrease in same store NOI is primarily related to the bankruptcies and subsequent store closings of Circuit City, Linens ‘N Things, Goody’s and Steve & Barry’s.
Scott A. Wolstein, Developers Diversified’s Chairman and Chief Executive Officer, stated, “Our second quarter 2009 operating results came in as expected despite the continued challenging environment. Our portfolio’s leased rate remained stable, and leasing activity remained robust with deals for over 3 million square feet of space being executed.
“Our de-leveraging plans remain on track and we remain intensely focused on executing upon our capital raising and debt reducing initiatives. Our activities to date have addressed our 2009 and 2010 maturities, and we have a capital plan in place that addresses our 2011 and 2012 needs well before maturity.

Financial Results:
Net loss applicable to common shareholders was $237.2 million, or $1.64 per share (diluted and basic), for the three-month period ended June 30, 2009, as compared to revised net income of $26.1 million, or $0.22 per share (diluted and basic), for the prior-year comparable period.
FFO applicable to common shareholders was a loss of $166.5 million for the three-month period ended June 30, 2009, as compared to revised FFO income of $95.9 million for the three-month period ended June 30, 2008. For the three-month period ended June 30, 2009, FFO per share was a loss of $1.15 (diluted and basic) compared to revised FFO income of $0.79 (diluted and basic) for the prior-year comparable period. The decrease in net income and reported loss for the three-month period ended June 30, 2009, is primarily the result of $240.0 million of net charges, mainly non cash as detailed above, in addition to several tenant bankruptcies in late 2008 and early 2009, also discussed above.
Net loss applicable to common shareholders was $160.3 million, or $1.18 per share (diluted and basic), for the six-month period ended June 30, 2009, as compared to revised net income of $55.7 million, or $0.46 per share (diluted and basic), for the prior-year comparable period.
FFO applicable to common shareholders was a loss of $26.5 million for the six-month period ended June 30, 2009, as compared to revised FFO income of $192.2 million for the six-month period ended June 30, 2008. For the six-month period ended June 30, 2009, FFO per share was a loss of $0.19 (diluted and basic) compared to revised FFO income of $1.59 (diluted and basic) for the prior-year comparable period. The decrease in net income and reported loss for the six-month period ended June 30, 2009, is primarily the result of $187.8 million of net charges, mainly non cash as detailed above, in addition to several tenant bankruptcies also discussed above.
FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO provides an additional indicator of the financial performance of a REIT. The Company also believes that FFO more appropriately measures the core operations of the Company and provides a benchmark to its peer group. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity. FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains from disposition of depreciable real estate property, except for those sold through the Company’s merchant building program, which are presented net of taxes, (iii) extraordinary items and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. Other real estate companies may calculate FFO in a different manner. FFO excluding the non-operating charges detailed above is useful to investors as the Company removes these charges to analyze the results of operations and assess performance of the core operating real estate portfolio. A reconciliation of net income to FFO is presented in the financial highlights section.

Leasing:
The following results for the three-month period ended June 30, 2009 highlight continued strong leasing activity throughout the portfolio despite the current economic environment:
•	Executed 147 new leases aggregating approximately 0.9 million square feet and 259 renewals aggregating approximately 2.2 million square feet.

•	On a cash basis, rental rates for new leases and renewals decreased 4.7%.

•	Total portfolio average annualized base rent per occupied square foot, excluding assets in Brazil, as of June 30, 2009 was $12.49, as compared to $12.41 at June 30, 2008.

•	Core portfolio leased rate was 90.7% as of June 30, 2009, as compared to 95.5% at June 30, 2008 and 90.7% at March 31, 2009.
Overall, the Company is encouraged by the leasing activity achieved during the second quarter. On a square foot basis, these leasing results represent the greatest level of production in the history of the Company. While the resulting rental spreads are much less favorable than what the Company has historically achieved, it should be no surprise that rental rates are under pressure as bankruptcy driven vacancy has increased across the retail sector.
Total annual recurring leasing capital expenditures for the Company and its joint ventures are estimated to be approximately $32 million ($0.27 per square foot of owned GLA) in 2009 calculated based on 100% of the funding.
Strategic Transactions:
On February 23, 2009, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Mr. Alexander Otto (the “Investor”) to issue and sell 30 million common shares for aggregate gross proceeds of approximately $112.5 million to the Investor and certain members of his family (collectively with the Investor, the “Otto Family”). In addition, the Company will issue warrants to purchase up to 10 million common shares with an exercise price of $6.00 per share to the Otto Family. The share issuance, together with the warrants issuances are collectively referred to as the “Otto Transaction”. Under the terms of the Stock Purchase Agreement, the Company will also issue additional common shares to the Otto Family in an amount equal to any dividends declared, associated with the issuance of common shares, by the Company after February 23, 2009 and prior to the applicable closing of the stock purchase by the Investor. On April 9, 2009, the Company’s shareholders approved the sale of the common shares and warrants to the Otto Family pursuant to the Otto Transaction. The transaction will occur in two closings. The second closing with the Otto Family is contracted to close before October 9, 2009. On May 11, 2009, the Company issued and sold 15.0 million shares and warrants to purchase 5.0 million common shares to the Otto Family for a purchase price of $52.5 million. The Company also issued an additional 1,071,428 shares as a result of the first quarter 2009 dividend to the Otto Family associated with the initial 15.0 million shares. In June 2009, the Otto Family earned the right to receive an additional 1,787,304 shares relating to the 2009 dividends declared to date associated with the second tranche of 15.0 million shares.
The shareholders’ approval of the Otto Transaction in April 2009 resulted in a “potential change in control” under the Company’s equity-based award plans. In addition, when the Otto Family acquires beneficial ownership of 20% or more of the Company’s outstanding common shares as expected, a “change in control” will be deemed to have occurred under the Company’s equity deferred compensation plans. In accordance with the equity-based award plans, all unvested stock options became fully exercisable and all restrictions on unvested shares lapsed, and, in accordance with the equity deferred compensation plans, it is expected that all unvested deferred stock units will become vested and no longer subject to forfeiture. As such, in April 2009, the Company recorded an accelerated non-cash charge of approximately $10.5 million in accordance with SFAS 123(R) related to these equity awards. The Company expects to record an additional non-cash charge of $4.7 million upon the occurrence of the change in control later in 2009 upon the closing of the second tranche of shares to the Otto Family.
In addition, the shares and warrants were required to be recognized at fair value in April 2009 and marked-to-market through earnings thereafter until settlement or expiration. As a result, the Company reported an aggregate non-cash loss of $80.0 million, or $0.55 per diluted share, relating to the valuation adjustments associated with these instruments in the second quarter of 2009, due to the appreciation in share price.
Dispositions:
The Company sold nine properties, aggregating 1.0 million square feet, in the second quarter of 2009, generating gross proceeds of $82.4 million. The Company recorded an aggregate loss on sale of approximately $36.3 million related to these assets. The Company’s joint ventures sold four properties, aggregating 0.4 million square feet in the second quarter of 2009, generating gross proceeds of $30.8 million.
The Company sold an additional four properties to date in the third quarter of 2009 generating gross proceeds of approximately $48.2 million. Impairment charges of $16.1 million were recorded in the second quarter of 2009 relating to these assets.
Wholly-Owned and Consolidated Joint Venture Development:
The Company currently has the following wholly-owned and consolidated joint venture shopping center projects under construction:

		Expected
		Remaining	Initial
		Cost	Anchor
Location	Owned GLA	($ Millions)	Opening *	Description
Miami (Homestead), Florida**	272,610	$(3.1)	2H 08	Community Center
Boise (Nampa), Idaho	431,689	37.4	2H 07	Community Center
Boston (Norwood), Massachusetts	56,343	7.9	1H 10	Community Center
Elmira (Horseheads), New York	350,987	10.9	1H 07	Community Center
Raleigh (Apex), North Carolina (Promenade)	72,830	5.3	1H 09	Community Center
Austin (Kyle), Texas ***	443,092	25.4	2H 09	Community Center

Total	1,627,551	$83.8

*	1H = First Half, 2H = Second Half; either actual or anticipated

**	Includes a reduction in costs from future land sales

***	Consolidated 50% Joint Venture
In addition to these current developments, several of which will be developed in phases, the Company and its joint venture partners intend to commence construction on various other developments only after substantial tenant leasing has occurred and acceptable construction financing is available, including several international projects.

Unconsolidated Joint Venture Development:
The Company’s unconsolidated joint ventures have the following shopping center projects under construction.

	DDR’s		Expected
	Effective		Remaining	Initial
	Ownership	Owned	Cost	Anchor
Location	Percentage	GLA	($ Millions)	Opening*	Description
Kansas City (Merriam), Kansas**	20.0%	158,632	$(1.8)	TBD	Community Center
Dallas (Allen), Texas**	10.0%	797,665	(0.3)	1H 08	Lifestyle Center
Manaus, Brazil	47.4%	502,529	13.4	1H 09	Enclosed Mall

Total		1,458,826	$11.3

*	1H = First Half, 2H = Second Half; either actual or anticipated; TBD = to be determined. ** Includes a reduction in costs from future land sales
Wholly-Owned and Consolidated Joint Venture Redevelopments and Expansions:
The Company is currently expanding/redeveloping the following wholly-owned and consolidated joint venture shopping centers at a projected aggregate net cost of approximately $109.4 million. At June 30, 2009, approximately $82.4 million of costs had been incurred in relation to these projects.

Property	Description
Miami (Plantation), Florida	Redevelop shopping center to include Kohl’s and additional junior tenants
Chesterfield, Michigan	Construct 25,400 sf of small shop space and retail space
Fayetteville, North Carolina	Redevelop 18,000 sf of small shop space and construct an outparcel building
Unconsolidated Joint Venture Redevelopments and Expansions:
The Company’s unconsolidated joint ventures are currently expanding/redeveloping the following shopping centers at a projected net cost of $154.3 million, which includes original acquisition costs related to assets acquired for redevelopment. At June 30, 2009, approximately $118.9 million of costs had been incurred in relation to these projects.

	DDR’s
	Effective
	Ownership
Property	Percentage	Description
Buena Park, California	20%	Large-scale redevelopment of enclosed mall to open-air format
Los Angeles (Lancaster), California	21%	Relocate Walmart and redevelop former Walmart space
Benton Harbor, Michigan	20%	Construct 89,000 square feet of anchor space and retail shops
Dividends:
The Company’s second quarter dividend was paid in a combination of cash and the Company’s common shares. The aggregate amount of cash paid to shareholders on July 21, 2009, was limited to 10% of the total dividend paid. The Company issued approximately 6.1 million common shares based on volume weighted average trading prices of $4.49 per share and paid $3.1 million in cash. This payout initiative is consistent with the first quarter dividend payout and is a part of the Company’s strategy to further enhance liquidity and maximize free cash flow while continuing to maintain its REIT status.

Financings:
In the second quarter of 2009, the Company purchased approximately $212.7 million face amount of its outstanding senior notes at a discount to par resulting in a gross gain of approximately $54.1 million. This gain was reduced by approximately $8.2 million due to the adoption of FSP APB 14-1, “Accounting for Convertible Debt That May Be Settled in Cash Upon Conversion”, on January 1, 2009 (“Convertible Debt Restatement”).
In July 2009, the Company obtained a $17 million of mortgage debt from a life insurance company on two shopping centers at a 6% interest rate and maturing in 2017.
In May 2009, the Company completed an $85 million, 10-year loan secured by four assets in Puerto Rico with a fixed interest coupon rate of 7.59%. Also, in May 2009, the Company completed a $40 million, two-year secured loan with a one-year extension option. The loan has a floating interest rate of LIBOR plus 600 basis points with a LIBOR floor of 2.5%.
A $60 million six-month bridge loan funded by the Otto Family in March 2009 was converted in May 2009 into a five-year fixed-rate term loan with a 9% interest rate.
Developers Diversified Realty Corporation as of June 30, 2009 owned and managed approximately 690 retail operating and development properties in 45 states, plus Puerto Rico, Brazil and Canada, totaling approximately 153 million square feet. Developers Diversified Realty Corporation is a self-administered and self-managed REIT operating as a fully integrated real estate company which acquires, develops, leases and manages shopping centers.
A copy of the Company’s Supplemental Financial/Operational package is available to all interested parties upon request at our corporate office to Thomas Morabito, Senior Director of Investor Relations, Developers Diversified Realty Corporation, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or on our Web site which is located at http://www.ddr.com.
Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to sell assets on commercially reasonable terms; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; our ability to continue to satisfy conditions to consummate the sale of the second tranche of common shares to the Otto Family; and the finalization of the financial statements for three-month period ended June 30, 2009. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K as of December 31, 2008. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2009	2008(E)	2009	2008(E)
Revenues:
Minimum rents (A)	$137,696	$151,743	$278,692	$303,818
Percentage and overage rents (A)	1,038	1,145	3,641	3,909
Recoveries from tenants	44,829	46,162	92,714	97,403
Ancillary and other property income	4,974	6,256	10,012	10,866
Management, development and other fee income	14,040	15,637	28,502	31,924
Other (B)	1,732	1,691	4,982	4,728

	204,309	222,634	418,543	452,648

Expenses:
Operating and maintenance	35,292	33,373	70,805	68,289
Real estate taxes	27,671	26,884	56,112	53,205
Impairment charges (C)	107,014	—	117,919	—
General and administrative (D)	28,412	21,333	47,583	42,047
Depreciation and amortization	58,641	55,886	119,900	109,669

	257,030	137,476	412,319	273,210

Other income (expense):
Interest income	3,228	547	6,257	1,115
Interest expense (E)	(59,962)	(62,362)	(119,219)	(125,612)
Gain on repurchases of senior notes	45,901	200	118,479	200
Loss on equity derivative instruments (F)	(80,025)	—	(80,025)	—
Other expenses (G)	(6,913)	(102)	(10,575)	(600)

	(97,771)	(61,717)	(85,083)	(124,897)

(Loss) income before equity in net (loss) income of joint ventures, impairment of joint venture investments, income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes, discontinued operations and gain on disposition of real estate, net of tax	(150,492)	23,441	(78,859)	54,541
Equity in net (loss) income of joint ventures (H)	(9,153)	12,555	(8,801)	19,943
Impairment of joint venture investments (C)	(40,266)	—	(41,140)	—
Income tax (expense) benefit of taxable REIT subsidiaries and franchise taxes	(920)	(286)	110	(1,317)

(Loss) income from continuing operations	(200,831)	35,710	(128,690)	73,167
(Loss) income from discontinued operations (I)	(60,821)	2,070	(48,634)	4,777

(Loss) income before gain on disposition of real estate	(261,652)	37,780	(177,324)	77,944
Gain on disposition of real estate, net of tax	648	908	1,096	3,275

Net (loss) income	(261,004)	38,688	(176,228)	81,219
Loss (income) attributable to non-controlling interests (J)	34,419	(2,025)	37,044	(4,396)

Net (loss) income attributable to DDR	$(226,585)	$36,663	$(139,184)	$76,823

Net (loss) income applicable to common shareholders	$(237,152)	$26,096	$(160,318)	$55,689

Funds From Operations (“FFO”):
Net (loss) income applicable to common shareholders	$(237,152)	$26,096	$(160,318)	$55,689
Depreciation and amortization of real estate investments	57,565	57,279	118,601	111,641
Equity in net loss (income) of joint ventures (H)	9,153	(12,555)	8,374	(19,943)
Joint ventures’ FFO (H)	3,809	25,908	18,968	45,088
Non-controlling interests (OP Units) (J)	80	290	159	884
Loss (gain) on disposition of depreciable real estate	60	(1,133)	(12,274)	(1,151)

FFO applicable to common shareholders	(166,485)	95,885	(26,490)	192,208
Preferred dividends	10,567	10,567	21,134	21,134

FFO	$(155,918)	$106,452	$(5,356)	$213,342

Per share data:
Earnings per common share
Basic	$(1.64)	$0.22	$(1.18)	$0.46

Diluted	$(1.64)	$0.22	$(1.18)	$0.46

Dividends Declared	$0.20	$0.69	$0.40	$1.38

Funds From Operations — Basic (K)	$(1.15)	$0.79	$(0.19)	$1.59

Funds From Operations — Diluted (L)	$(1.15)	$0.79	$(0.19)	$1.59

Basic — average shares outstanding	144,227	119,390	136,514	119,269

Diluted — average shares outstanding	144,227	120,342	136,514	119,430

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(A)	Base and percentage rental revenues for the six-month period ended June 30, 2009, as compared to the prior-year comparable period, decreased $25.4 million primarily due to store closings related to five major tenant bankruptcies which aggregated $23.1 million, the most significant of which related to the assets formerly occupied by Mervyns, which is 50% owned by the Company through a consolidated joint venture. There was also a decrease of $2.9 million in straight line rental income, a majority of which is related to major tenant bankruptcies and a $0.2 million decrease related to the Company’s business centers. These decreases were off set by net increased leasing activity of $0.8 million. Included in rental revenues for the six-month periods ended June 30, 2009 and 2008, is approximately $1.3 million and $4.9 million, respectively, of revenue resulting from the recognition of straight-line rents, including discontinued operations.

(B)	Other income for the three- and six-month periods ended June 30, 2009 and 2008 was comprised of the following (in millions):

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008
Lease termination fees	$1.1	$1.4	$2.6	$4.2
Financing fees	0.3	0.1	0.6	0.1
Other miscellaneous	0.3	0.2	1.8	0.4

	$1.7	$1.7	$5.0	$4.7

(C)	The Company recorded impairment charges on consolidated assets that are either under contract or being marketed for sale as the book basis of the assets was in excess of the estimated fair market value. Of this amount, $61.0 million related to impairment charges on 13 assets formerly occupied by Mervyns, of which the Company’s proportionate share was $29.7 million after adjusting for the allocation of the loss to the non-controlling interest in this consolidated joint venture. An additional $25.1 million (see footnote I) was reported as a component of discontinued operations relating to those assets classified as held for sale pursuant to SFAS No. 144 and $36.0 million was reflected as actual loss on sale as part of discontinued operations.

In addition, the Company recorded an approximate $40.3 million in impairment charges associated with joint venture investments in accordance with APB Opinion No. 18, “The Equity Method of Accounting for Investment in Common Stock.” These charges primarily related to the Company’s investments in the Coventry II joint ventures.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(D)	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the releasing of space, which are charged to operations as incurred. For the six-month periods ended June 30, 2009 and 2008, general and administrative expenses were approximately 5.4% and 4.4% of total revenues, including joint venture revenues, respectively. In the second quarter, the Company recorded a non-cash charge of $10.5 million as a result of the potential change in control provisions included in the Company’s equity-based award plans triggered from the shareholder approval of the Otto Transaction, as previously discussed. Excluding this charge, general and administrative expenses were 4.2% of total revenues for the six-month period ended June 30, 2009.

(E)	In 2009, the Company adopted FSP APB 14-1. The adoption of this FSP required the Company to restate its interest expense and record a non-cash interest-related charge of $3.3 million and $6.5 million, net of capitalized interest, for the three and six months ended June 30, 2008, respectively. The Company recorded non-cash interest expense of approximately $3.3 million and $7.1 million for the three and six months ended June 30, 2009, respectively, in accordance with this new accounting standard.

(F)	Represents the impact of the valuation adjustments for the equity derivative instruments issued as part of the Otto Transaction. The total non-cash charge includes a $38.0 million expense recognized on the 16.1 million shares issued to the Otto Family in May 2009. The level of expense recognized primarily relates to the difference between the closing trading value of the Company’s common shares of $3.12 on April 9, 2009, which was less than closing trading value of the Company’s common shares on the May 11, 2009 issuance date of $5.48. The balance of the $80.0 million expense included $31.7 million recognized on the valuation adjustment of the second tranche of 15.0 million common shares expected to be issued later in 2009 including the impact of declared dividends payable in common shares, as well as $10.3 million relating to the warrant valuation adjustments.

(G)	Other expenses primarily related to a reserve associated with a mezzanine note receivable of $5.4 million as well as litigation-related expenditures, the write off of costs related to abandoned development projects and costs incurred for transactions that are not expected to close.

(H)	The following is a summary of the combined operating results of the Company’s joint ventures:

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008
Revenues from operations (a)	$216,639	$233,416	$445,205	$468,476

Operating expense (b)	101,196	78,631	188,274	158,627
Depreciation and amortization of real estate investments	62,402	59,126	125,788	115,008
Interest expense	83,511	71,360	153,820	148,018

	247,109	209,117	467,882	421,653

(Loss) income from operations before tax expense and discontinued operations	(30,470)	24,299	(22,677)	46,823
Income tax expense	(2,562)	(2,865)	(4,552)	(6,645)
(Loss) income from discontinued operations, net of tax (b)	(13,131)	826	(12,324)	1,332
Loss on disposition of discontinued operations, net of tax (c)	(6,048)	—	(6,077)	340
Loss on disposition of assets	—	(11)	(26,741)	(13)
Other, net (d)	(2,241)	50,100	9,437	56,539

Net (loss) income	$(54,452)	$72,349	$(62,934)	$98,376

DDR ownership interests (e)	$(11,876)	$12,740	$(11,073)	$20,214

FFO from joint ventures are summarized as follows:

Net (loss) income	$(54,452)	$72,349	$(62,934)	$98,376
(Loss) income on disposition of real estate, including discontinued operations	—	11	—	13
Depreciation and amortization of real estate investments	62,947	59,845	127,037	116,449

	$8,495	$132,205	$64,103	$214,838

DDR ownership interests (e)	$3,809	$25,908	$18,968	$45,808

DDR joint venture distributions received, net	$7,061	$12,601	$15,736	$26,301

(a)	Revenues for the three-month periods ended June 30, 2009 and 2008 included approximately $0.9 million and $1.8 million, respectively, resulting from the recognition of straight-line rents, of which the Company’s proportionate share was $0.1 million and $0.3 million, respectively. Revenues for the six-month periods ended June 30, 2009 and 2008 included approximately $1.7 million and $4.1 million, respectively, resulting from the recognition of straight-line rents, of which the Company’s proportionate share was $0.1 million and $0.5 million, respectively.

(b)	The DDR Macquarie Fund reported impairment losses on three assets under contract to be sold aggregating $33.9 million. Of this amount, approximately $20.2 million was reported as a component of operating expenses and $13.7 million was reported as a component of discontinued operations relating to the one asset classified as held for sale pursuant to SFAS No. 144. The Company’s proportionate share of these impairment losses aggregated $5.5 million for both the three and six month periods.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)

(c)	Loss on disposition of discontinued operations consists of the sale of four properties by two separate unconsolidated joint ventures in the second quarter of 2009 resulting in a loss of $6.0 million of which the Company’s proportionate share was $1.4 million for the three- and six-months ended June 30, 2009.

(d)	Includes the effects of certain derivative instruments that are marked-to-market through earnings from the Company’s equity investment in Macquarie DDR Trust aggregating approximately $2.2 million of loss and $9.4 million of income for the three- and six-month periods ended June 30, 2009, respectively, of which the Company’s share was approximately $0.2 million and $1.0 million, respectively.

(e)	The Company’s share of joint venture net loss was decreased by $2.7 million and the equity in net income was decreased by $0.2 million for the three-month periods ended June 30, 2009 and 2008, respectively. The Company’s share of joint venture net loss was decreased by $2.3 million and the equity in net income was decreased by $0.3 million for the six-month periods ended June 30, 2009 and 2008, respectively. These adjustments relate primarily to basis differences impacting amortization and depreciation and (loss) gain on dispositions.

At June 30, 2009 and 2008, the Company owned joint venture interests, excluding consolidated joint ventures, in 324 and 317 shopping center properties, respectively.
(I)	The operating results relating to assets classified as discontinued operations are summarized as follows:

	Three-Month Period Ended		Six-Month Period Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenues	$4,347	$10,426	$10,020	$22,428

Expenses:
Operating	1,116	3,222	2,748	6,677
Impairment charges	25,091	—	25,091	—
Interest, net	1,439	2,169	3,079	4,393
Depreciation	1,499	4,043	3,320	7,467

Total expenses	29,145	9,434	34,238	18,537

(Loss) income before (loss) gain on disposition of real estate	(24,798)	992	(24,218)	3,891
(Loss) gain on disposition of real estate, net	(36,023)	1,078	(24,416)	886

Net (loss) income	$(60,821)	$2,070	$(48,634)	$4,777

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands — except per share data)
(J)	Non-controlling interests are comprised of the following:

	Three-Month Period		Six-Month Period
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008
Loss (income) attributable to non-controlling interests	$34,425	$(2,005)	$37,056	$(4,356)
Loss attributable to redeemable operating partnership units	(6)	(20)	(12)	(40)

	$34,419	$(2,025)	$37,044	$(4,396)

In June 2008, 0.5 million operating partnership units were converted into an equivalent number of common shares of the Company.

(K)	For purposes of computing FFO per share (basic), the weighted average shares outstanding were adjusted to reflect the assumed conversion of approximately 0.4 million Operating Partnership Units (“OP Units”) outstanding at June 30, 2009 and 2008, into 0.4 million common shares for the three-and six-month periods ended June 30, 2009 and 0.8 million common shares for the three-and six-month periods ended June 30, 2008, on a weighted average basis. The weighted average diluted shares and OP Units outstanding, for purposes of computing FFO were approximately 144.6 million and 120.8 million for the three-month periods ended June 30, 2009 and 2008, respectively and 136.9 million and 120.7 million for the six-month periods ended June 30, 2009 and 2008, respectively.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
Selected Balance Sheet Data (A):

	June 30, 2009	December 31, 2008 (B)
Assets:
Real estate and rental property:
Land	$2,013,216	$2,073,947
Buildings	5,623,674	5,890,332
Fixtures and tenant improvements	270,353	262,809

	7,907,243	8,227,088
Less: Accumulated depreciation	(1,282,375)	(1,208,903)

	6,624,868	7,018,185
Construction in progress	908,121	882,478
Assets held for sale	51,781	—

Real estate, net	7,584,770	7,900,663

Investments in and advances to joint ventures	560,112	583,767
Cash	28,745	29,494
Restricted cash (C)	112,802	111,792
Notes receivable	74,691	75,781
Receivables, including straight-line rent, net	149,452	164,356
Other assets, net	141,418	154,369

	$8,651,990	$9,020,222

Liabilities:
Indebtedness:
Revolving credit facilities	$1,169,503	$1,027,183
Unsecured debt	1,821,209	2,402,032
Mortgage and other secured debt	2,573,990	2,437,440

	5,564,702	5,866,655
Dividends payable	37,703	6,967
Other liabilities (D)	280,639	281,179

	5,883,044	6,154,801
Redeemable operating partnership units	627	627
Equity	2,768,319	2,864,794

	$8,651,990	$9,020,222

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(In thousands)
(A)	Amounts include the consolidation of a 50% owned joint venture, DDR MDT MV LLC (“MV LLC”), that owns 32 sites formerly occupied by Mervyns at June 30, 2009, which includes $255.5 million and $348.5 million of real estate assets at June 30, 2009 and December 31, 2008, respectively. Mortgage debt relating to these assets aggregated $237.5 million and $258.5 million at June 30, 2009 and December 31, 2008, respectively. Non-controlling interests relating to this joint venture aggregated $32.6 million and $70.2 million at June 30, 2009 and December 31, 2008, respectively.

(B)	The December 31, 2008 selected balance sheet data was revised to reflect the adoption of two accounting standards in the first quarter of 2009.
—	The Company adopted the provisions of FSP APB 14-1, resulting in the Convertible Debt Restatement. The Company increased real estate assets by $2.9 million and shareholders’ equity by $52.6 million and decreased unsecured debt by $50.7 million and deferred charges by $1.0 million.

—	The Company adopted the provisions of SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – an Amendment of ARB No. 51,” which impacted the accounting for transactions with non-controlling shareholders. The Company no longer has a line item in its balance sheet referred to as Minority Interests. Equity at December 31, 2008 has been revised to include $120.1 million attributable to non-controlling interests. Equity at June 30, 2009 includes $98.8 million attributable to non-controlling interests.
(C)	Restricted cash primarily consists of $64.2 million and $64.8 million at MV LLC at June 30, 2009 and December 31, 2008, respectively. At June 30, 2009, the MV LLC restricted cash is comprised of $23.9 million received from the seller of the Mervyns portfolio relating to Mervyns bankruptcy filing in the third quarter 2008, a $33.0 million net capital contribution by the members of MV LLC, and $7.3 million related to a security deposit letter of credit, all of which are required to be held in escrow by the lender. Also included is $46.0 million and $47.0 million at June 30, 2009 and December 31, 2008, respectively, relating to the terms of a bond issue for one of the Company’s projects in Mississippi.

(D)	Includes a $41.2 million non-cash liability relating to the equity derivative instruments deemed issued in connection with the Otto Transaction as of June 30, 2009. The instruments will be reclassified into equity upon ultimate exercise or expiration of the instruments.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Financial Highlights
(in thousands)
Selected Balance Sheet Data (Continued):
Combined condensed balance sheets relating to the Company’s joint ventures are as follows:

	June 30, 2009	December 31, 2008
Land	$2,368,888	$2,378,033
Buildings	6,443,218	6,353,985
Fixtures and tenant improvements	153,654	131,622

	8,965,760	8,863,640
Less: Accumulated depreciation	(706,457)	(606,530)

	8,259,303	8,257,110
Construction in progress	309,156	412,357

Real estate, net	8,568,459	8,669,467
Receivables, including straight-line rent, net	150,797	136,410
Leasehold interests	12,035	12,615
Other assets	358,344	315,591

	$9,089,635	$9,134,083

Mortgage debt (a)	$5,768,969	$5,776,897
Notes and accrued interest payable to DDR	73,272	64,967
Other liabilities	252,800	237,363

	6,095,041	6,079,227
Accumulated equity	2,994,594	3,054,856

	$9,089,635	$9,134,083

(a)	The Company’s proportionate share of joint venture debt aggregated approximately $1,209.9 million and $1,216.1 million at June 30, 2009 and December 31, 2008, respectively.

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

FINANCIAL HIGHLIGHTS
(In Thousands Except Per Share Information)

	Six-Month		Six-Month
	Period Ended		Period Ended
	June 30,		June 30,	Year Ended December 31,
	2009		2008	2008		2007		2006	2005

FUNDS FROM OPERATIONS:
Net (Loss) Income Applicable to Common Shareholders	($160,318)	(5)	$55,689	($114,199)	(7)	$214,008	(8)	$196,789	$227,474
Depreciation and Amortization of Real Estate Investments	$118,601		$111,641	$236,344		$214,396		$185,449	$169,117
Equity in Net Loss (Income) From Joint Ventures	$8,374		($19,943)	($17,719)		($43,229)		($30,337)	($34,873)
Joint Venture Funds From Operations	$18,968		$45,088	$68,355		$84,423		$44,473	$49,302
Non-Controlling Interests (OP Units)	$159		$884	$1,145		$2,275		$2,116	$2,916
Gain on Disposition of Real Estate	($12,274)		($1,151)	($4,244)		($17,956)		($21,987)	($58,834)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	($26,490)		$192,208	$169,682		$453,918		$376,504	$355,102
PREFERRED DIVIDENDS	$21,134		$21,134	$42,269		$50,934	(8)	$55,169	$55,169

FUNDS FROM OPERATIONS	($5,356)		$213,342	$211,952		$504,852		$431,673	$410,271

PER SHARE INFORMATION:
Funds From Operations — Diluted	($0.19)		$1.59	$1.40		$3.70		$3.40	$3.21
Net (Loss) Income — Diluted	($1.18)	(5)	$0.46	($0.96)	(7)	$1.75		$1.79	$2.08
Dividends	$0.40		$1.38	$2.07		$2.64		$2.36	$2.16

WEIGHTED AVERAGE SHARES AND OPERATING PARTNERSHIP UNITS, FFO	136,913		120,724	121,030		122,716		110,826	110,700

DEBT TO TOTAL UNDEPRECIATED ASSETS, INVESTMENTS, CASH & NOTES REC.	57.27%		57.45%	58.81%		56.92%		54.36%	52.67%

GEN. & ADMIN. EXPENSES AS A PERCENTAGE OF TOTAL REVENUES (1)	5.45	%(6)	4.43%	5.17	%(9)	4.53	%(10)	4.80%	4.55%

REVENUES:
DDR Revenues	$428,562		$475,076	$943,654		$973,690		$824,725	$748,571
Joint Venture Revenues	$445,205		$474,703	$946,340		$818,029		$438,885	$438,103

TOTAL REVENUES (2)	$873,767		$949,779	$1,889,994		$1,791,719		$1,263,610	$1,186,675

NET OPERATING INCOME:
DDR Net Operating Income	$298,914		$346,943	$682,566		$723,196		$615,007	$555,291
Joint Venture Net Operating Income	$256,931		$314,112	$617,465		$544,732		$288,699	$280,617

TOTAL NET OPERATING INCOME (3)	$555,844		$661,056	$1,300,031		$1,267,928		$903,706	$835,907

REAL ESTATE AT COST:
DDR Real Estate at Cost	$8,880,392		$9,215,731	$9,109,565		$8,984,738		$7,450,693	$7,029,337
Joint Venture Real Estate at Cost	$9,274,916		$9,148,811	$9,275,998		$8,945,738		$3,939,707	$3,470,112

TOTAL REAL ESTATE AT COST (4)	$18,155,308		$18,364,543	$18,385,564		$17,930,476		$11,390,400	$10,499,449

(1)	The calculation includes all revenues from discontinued operations as well as joint venture revenues.

(2)	Includes revenues from discontinued operations.

(3)	Includes NOI associated with acquisitions, expansions and developments from completion date of said capital transactions.

(4)	Includes construction in progress (CIP) at June 30, 2009 of $1,217.3 million (includes $309.2 million of CIP included in joint ventures, of which $57.5 million represents the Company’s proportionate share), and at December 31, 2008, 2007, 2006, 2005, CIP aggregated $1,291.9 million, $872.3 million, $611.2 million and $386.2 million, respectively.

(5)	Includes non-recurring non-cash charges primarily related to impairments of consolidated investments net of non-controlling interests, a potential change in control, loss on equity derivative instruments, a loan loss reserve, DDR’s proportionate share of joint venture loss on sale of assets and impairments and consolidated loss on sales of assets offset by the gain on repurchases of debt aggregating approximately $187.8 million for the six-month period ended June 30, 2009. Excluding these items, operating FFO was $1.18 per diluted share.

(6)	Includes approximately $10.5 million for a potential non-cash change in control charge. Excluding this charge, general and administrative expenses were approximately 4.2% of total revenues for the period.

(7)	Includes non-recurring non-cash charges primarily related to impairments offset by the gains on repurchases of debt aggregating approximately $186.5 million for the year ended December 31, 2008. Excluding these items, operating FFO was $2.94 per diluted share.

(8)	Amounts were adjusted to include original issuance costs associated with the redemption of preferred stock of $5.4 million for the year ended December 31, 2007.

(9)	Includes approximately $15.8 million for a non-cash charge relating to the termination of an equity award plan. Excluding this charge, general and administrative expenses were approximately 4.3% of total revenues for the year ended December 31, 2008.

(10)	Includes the former president’s resignation as an executive officer of the Company charge of $4.1 million. Excluding this charge, general and administrative expenses were approximately 4.3% of total revenues for the year ended December 31, 2007.
Financial Highlights 2.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

MARKET CAPITALIZATION & FINANCIAL RATIOS

	Six-Month
	Period Ended
	June 30,		Year Ended December 31,
	2009		2008	2007	2006	2005

DDR DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS AND NOTES RECEIVABLE	57.27%		58.81%	56.92%	54.36%	52.67%

DDR & JV DEBT TO UNDEPRECIATED REAL ESTATE ASSETS, INVESTMENTS & NOTES RECEIVABLE	60.73%		62.20%	61.01%	57.20%	55.44%

INTEREST COVERAGE RATIO:
Interest Expense (1)	$112,287		$267,240	$283,211	$218,049	$184,281
FFO Before Interest and Preferred Dividends (1)	$295,927		$650,112	$776,958	$648,416	$594,551

	2.64		2.43	2.74	2.97	3.23

DEBT SERVICE COVERAGE RATIO:
Debt Service (1)	$127,128		$268,222	$291,585	$247,464	$217,434
FFO Before Interest and Preferred Dividends (1)	$295,927		$650,112	$776,958	$648,416	$594,551

	2.33		2.42	2.66	2.62	2.73

FIXED CHARGES (INCLUDING PREFERRED DIVIDENDS) COVERAGE RATIO:
Fixed Charges (1)	$148,263		$310,491	$337,114	$302,632	$272,603
FFO Before Interest and Preferred Dividends (1)	$295,927		$650,112	$776,958	$648,416	$594,551

	2.00		2.09	2.30	2.14	2.18

DIVIDEND PAYOUT RATIO:
Common Share Dividends and Operating Partnership Interest	$56,770	(2)	$249,757	$327,183	$260,069	$237,856
FFO less preferred dividends, exclusive of charge associated with preferred stock redemption	$273,851		$364,115	$459,322	$376,504	$355,102

	0.21	(2)	0.69	0.71	0.69	0.67

(1)	See page 2.2.b for detailed calculation.

(2)	Includes issuance of common shares with an aggregate value of $50.8 million. Cash payout ratio is actually 0.02.
Market Capitalization and Financial Ratios 2.2.a

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

	Six-Month
	Period Ended
	June 30,		Year Ended December 31,
	2009		2008		2007		2006		2005

UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$8,880,392		$9,109,565		$8,984,738		$7,450,693		$7,029,337
Undepreciated Real Estate Intangible Assets	$60,446		$64,711		$72,443		$27,408		$26,345
Cash and Cash Equivalents	$141,547		$141,286		$108,505		$28,378		$30,655
Notes Receivable	$74,691		$75,781		$18,557		$18,161		$24,996
Investments in and Advances to Joint Ventures	$560,112		$583,767		$638,111		$291,685		$275,136

	$9,717,189		$9,975,110		$9,822,354		$7,816,325		$7,386,469

DDR & JV UNDEPRECIATED REAL ESTATE ASSETS, CASH, INVESTMENTS & NOTES RECEIVABLE
Undepreciated Real Estate Assets	$8,880,392		$9,109,565		$8,984,738		$7,450,693		$7,029,337
Undepreciated Real Estate Intangible Assets	$60,446		$64,711		$72,443		$27,408		$26,345
Cash and Cash Equivalents	$141,547		$141,286		$108,505		$28,378		$30,655
Notes Receivable or Proportionate Share Thereof	$133,728		$141,311		$19,487		$35,443		$116,212
Proportionate Share of JV Undepreciated Real Estate Assets	$1,938,456		$1,930,001		$1,673,987		$804,738		$736,109

	$11,154,570		$11,386,875		$10,859,160		$8,346,659		$7,938,658

FUNDS FROM OPERATIONS BEFORE INTEREST AND PREFERRED DIVIDENDS
FFO	($26,490)		$169,682		$453,917		$376,504		$355,102
Impairments and Other Non-Cash Adjustments	$300,341	(1)	$194,433	(3)	$0		$0		$0
Interest Expense	$122,287		$259,617		$279,630		$224,172		$186,196
Adjustment to Interest Expense for Consolidated Joint Ventures	($2,866)		($5,434)		($7,524)		($7,429)		($1,915)
Adjustment for Impact of Gains on Early Extinguishment of Debt	($118,479)		($10,455)		$0		$0		$0
Preferred Dividends, Including Preferred Operating Partnership Interests & Non-Cash D-42 Dividend	$21,134		$42,269		$50,934		$55,169		$55,169

	$295,927		$650,112		$776,958		$648,416		$594,551

DEBT SERVICE
Interest Expense	$122,287		$259,617		$279,630		$224,172		$186,196
Adjustment to Interest Expense for Consolidated Joint Ventures	($2,866)		($5,434)		($7,524)		($7,429)		($1,915)
Adjustment to Interest Expense due to Adoption of Accounting Standard for Convertible Debt	($7,133	)(2)	($13,057	)(2)	($11,104	)(2)	($1,305	)(2)	$0
Recurring Principal Amortization	$14,841		$27,096		$30,583		$32,026		$33,154

	$127,128		$268,222		$291,585		$247,464		$217,434

FIXED CHARGES
Debt Service	$127,128		$268,222		$291,585		$247,464		$217,434
Preferred Dividends, Including Preferred Operating Partnership Interests and excluding Non-Cash	$21,134		$42,269		$45,529		$55,169		$55,169

D-42 Dividend	$148,263		$310,491		$337,114		$302,632		$272,603

(1)	Adjusted to eliminate non-cash charges related to impairment of consolidated investments net of non-controlling interests ($111.9 million), potential change in control charge ($10.5 million), loss on equity derivative instruments ($80.0 million), loan loss reserve ($5.4 million), impairment of joint venture investments ($46.9 million), DDR’s proportionate share of loss relating to the impairment of joint venture assets and loss on joint venture asset sales ($9.4 million) and loss on sale of consolidated assets ($36.2 million).

(2)	Adjusted to eliminate the impact of the change in accounting of the convertible debt pursuant to the retrospective adoption of FSP APB 14-1.

(3)	Adjusted to eliminate non-cash charges related to impairment of consolidated investments net of non-controlling interests ($57.6 million), loan loss reserve ($5.4 million), impairments of joint venture investments ($106.9 million), termination of a supplemental equity award plan ($15.8 million) and loss on sale of assets ($8.7 million).
Market Capitalization and Financial Ratios 2.2.b

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

     Total Market Capitalization as of June 30, 2009 (In Millions) (1) (2) (3)
     Total Market Capitalization as of June 30, 2009 (In Millions) (1) (2) (3)

		Percentage of
	Amount	Total

Common Shares Equity	$751.9	11%
Perpetual Preferred Stock	$555.0	8%
Senior Convertible Notes	$536.0	8%
Fixed-Rate Unsecured Debt	$1,285.2	19%
Mortgage Debt	$1,606.7	23%
Variable-Rate Revolving Credit and Term Debt	$1,369.5	20%
Fixed-Rate Revolving Credit and Term Debt	$600.0	9%
Construction Financing	$167.3	3%

Total	$6,871.6	100%

Notes:
1.	Market value ($4.88 per share as of June 30, 2009) includes operating partnership units equivalent to approximately 0.4 million of the Company’s common shares.

2.	Does not include proportionate share of unconsolidated joint venture debt aggregating $1,209.9 million.

3.	Consolidated debt includes 100% of consolidated joint venture debt, comprised primarily of debt associated with a joint venture with Macquarie DDR Trust, of which the joint venture partners’ share is $140.6 million.
Market Capitalization Summary 2.3

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Significant Accounting Policies
Revenues
•	Percentage and overage rents are recognized after the tenants reported sales have exceeded the applicable sales breakpoint.

•	Revenues associated with tenant reimbursements are recognized in the period in which the expenses are incurred based upon the provisions of tenants’ leases.

•	Lease termination fees are included in other income and recognized upon termination of a tenant’s lease, which generally coincides with the receipt of cash.
General and Administrative Expenses
•	General and administrative expenses include internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred. All indirect internal costs associated with acquisitions are expensed as incurred.
Deferred Financing Costs
•	Costs incurred in obtaining long-term financing are included in deferred charges and are amortized over the terms of the related debt agreements; such amortization is reflected as interest expense in the consolidated statements of operations.
Real Estate
•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	15 to 31 years
Furniture/Fixtures	Useful lives, which approximate lease
and Tenant Improvements	terms, where applicable
Significant Accounting Policies 2.4.a

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Significant Accounting Policies (Continued)
•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations that improve or extend the life of the asset are capitalized.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
Capitalization
•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers. Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	For the six-month period ended June 30, 2009 and for the years ended December 31, 2008, 2007, 2006 and 2005, the Company capitalized interest of $11.6 million $41.1 million, $28.8 million, $20.1 million and $12.5 million, respectively, as adjusted for the retroactive adoption of FSP APB 14-1.

•	In addition, the Company capitalized certain construction administration costs of $5.9 million for the six-month period ended June 30, 2009 and $13.9 million, $10.9 million, $10.1 million and $6.2 million for the years ended December 31, 2008, 2007, 2006, and 2005, respectively.

•	Interest and real estate taxes incurred during the construction period are capitalized and depreciated over the building life.
Gain on Sales of Real Estate
•	Gain on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers is recognized at closing when the earnings process is deemed to be complete.
Significant Accounting Policies 2.4.b

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Other Real Estate Information
Total Recurring Capital Expenditures
•	The Company and its joint ventures (at 100%) currently estimate total annual recurring leasing capital expenditures to be approximately $32 million ($0.27 psf of owned GLA) in 2009.
Undeveloped Land
•	Included in land is undeveloped real estate, comprised primarily of outlots or expansion pads adjacent to the shopping centers owned by the Company. Land held for development is included in the Company’s CIP amount.

•	At December 31, 2008, the Company estimated the value of this undeveloped land adjacent to existing shopping centers to be approximately $70 million. This value has not been adjusted to reflect changes in land sales or acquisitions subsequent to December 31, 2008.
Non-Income Producing Assets
•	The Company currently estimates the undepreciated cost of its non-income producing real estate assets and furniture, fixtures and equipment to be approximately $150 million at June 30, 2009.
Other Real Estate Information 2.5

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 1 — Developers Diversified Realty Corporation and the Company’s Joint Ventures Combined
Same Store Net Operating Income (NOI) represents shopping center assets owned in comparable periods, excluding those under redevelopment. NOI generally includes revenues and expenses for each comparable asset, but excludes straight-line rent, lease termination income and provisions for uncollectible amounts and/or recoveries thereof. Reconciliation of Same Store NOI to Total Revenues and Certain Expenses is as follows:

	Six-Months Ended
	June 30,
	2009	2008

Total Revenues DDR	$418,543	$452,648
Total Revenues — Combined Joint Ventures	445,205	468,476
Operating and Maintenance — DDR	(70,805)	(68,289)
Real Estate Taxes — DDR	(56,112)	(53,205)
Operating and Maintenance and Real Estate Taxes- Combined Joint Ventures	(188,274)	(158,627)

Combined NOI	$548,557	$641,003

Total Same Store NOI	$502,910	$521,776	(3.6%)
Property NOI from other operating segments	45,647	119,227

Combined NOI	$548,557	$641,003

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6.a

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 2 — Developers Diversified Realty Corporation
Reconciliation of Funds From Operations (FFO):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

FUNDS FROM OPERATIONS:
Net (Loss) Income Applicable to Common Shareholders	$(237,152)	$26,096	$(160,318)	$55,689
Depreciation and Amortization of Real Estate Investments	57,565	57,279	118,601	111,641
Equity in Net Loss (Income) From Joint Ventures	9,153	(12,555)	8,374	(19,943)
Joint Venture Funds From Operations	3,809	25,908	18,968	45,088
Non-Controlling Interests (OP Units)	80	290	159	884
Loss (Gain) on Sales of Real Estate	60	(1,133)	(12,274)	(1,151)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS	$(166,485)	$95,885	$(26,490)	$192,208

Preferred Dividend Charges	10,567	10,567	21,134	21,134

FUNDS FROM OPERATIONS	$(155,918)	$106,452	$(5,356)	$213,342

ADDITIONAL SFAS 141 DISCLOSURES:
Below Market Rent Amortization	$168	$242	$355	$479
Pro Rata Share of JV Below Market Rent Amortization	40	45	76	77

Debt Premium Amortization Income	$858	$1,240	$1,819	$2,777
Pro Rata Share of JV Debt Premium Amortization Income (Expense)	(13)	(7)	(35)	(14)
Reconciliation of Supplemental Non-GAAP Financial Measures 2.6b

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 3 — Developers Diversified Realty Corporation
Summary of Consolidated Transactional Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008	Income Statement Caption

Transactional Income Included in FFO
Consolidated
Merchant Building Gains, Net of Tax	$671	$242	$750	$292	Gain on Disposition of Real Estate
Loss on Sales from Discontinued Operations	(35,963)	—	(36,310)	—	(Loss) Gain on Disposition of Discontinued Operations
Land Sale (Loss) Gain	(23)	611	(34)	2,718	(Loss) Gain on Disposition of Real Estate

	$(35,315)	$853	$(35,594)	$3,010

Transactional Income NOT Included in FFO
Consolidated
Gain on Dispositions	$—	$55	$380	$265	Gain on Disposition of Real Estate
Gain (Loss) on Sales from Discontinued Operations	(60)	1,078	11,894	886	Gain (Loss) on Disposition of Discontinued Operations

	$(60)	$1,133	$12,274	$1,151	FFO Reconciliation

Gain on Sales of Real Estate
Merchant Building Gains, Net of Tax	$671	$242	$750	$292
Land Sale (Loss) Gain	(23)	611	(34)	2,718
Gain on Dispositions	—	55	380	265

	$648	$908	$1,096	$3,275	Consolidated Income Statement

(Loss) Gain on Sales of Real Estate From Discontinued Operations
(Loss) Gain on Sales from Discontinued Operations	$(36,023)	$1,078	$(24,416)	$886	Consolidated Income Statement

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6c

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Reconciliation of Supplemental
Non-GAAP Financial Measures
(In thousands)
(Unaudited)
Table 4 — Developers Diversified Realty Corporation
Summary of Joint Venture Transactional Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008	Income Statement Caption

Transactional Income Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$(6,048)	$—	$(6,077)	$—	Gain on Disposition of Real Estate, Net of Tax
Land Sale Gains and Loss on Disposition of Real Estate	—	—	(26,741)	—	Gain and Loss on Disposition of Real Estate, Net of Tax

	$(6,048)	$—	$(32,818)	$—

DDR’s Proportionate Share	$(1,354)	$—	$(6,705)	$—

Transactional Income NOT Included in FFO
Joint Ventures
Gain on Sales from Discontinued Operations	$—	$—	$—	$—	Gain on Disposition of Real Estate
Loss on Sales	—	(11)	—	(13)	Loss on Disposition of Real Estate

	$—	$(11)	$—	$(13)	FFO Reconciliation

DDR’s Proportionate Share	$—	$—	$—	$—

Gain on Sales of Real Estate, Net of Tax
Land Sale Gains and Loss on Disposition of Real Estate	$—	$—	$(26,741)	$—
Loss on Sales	—	(11)	—	(13)

	$—	$(11)	$(26,741)	$(13)	Loss on Disposition of Real Estate

Gain on Sales of Real Estate From Discontinued Operations
Loss on Sales from Discontinued Operations included in FFO	$(6,048)	$—	$(6,077)	$—
Gain on Sales from Discontinued Operations NOT included in FFO	—	—	—	—

	$(5,386)	$—	$(5,415)	$—	Gain on Disposition of Discontinued Operations

Reconciliation of Supplemental Non-GAAP Financial Measures 2.6d

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Activity
Non-Cash Expense — Equity Derivative Instruments
(In millions except share and per share amounts)
(Unaudited)
Description
The following instruments were issued on April 9, 2009 upon approval by the Company’s shareholders of the Stock Purchase Agreement dated February 23, 2009 between Mr. Alexander Otto and the Company. These equity instruments are required to be marked-to-market through earnings pursuant to the provisions of Emerging Issues Task Force (EITF) No. 07-5, “Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock.”

	Shares	Contract Price	Term
Forward — Tranche I	15,000,000	$3.50	(a )
Forward — Tranche II	15,000,000	$4.00	Oct-09
Warrants — Tranche I	5,000,000	$6.00	May-14
Warrants — Tranche II	5,000,000	$6.00	Oct-14

Note: The number of shares and/or contract prices are subject to certain adjustments as a result of stock dividends and/or future issuances (if any) of our common stock at amounts below a defined price as described in the Stock Purchase Agreement.

(a)	Settled on May 11, 2009.
Instrument Valuation

							Change
	Market Value As of - Asset/ (Liability)						Expense/
	April 9, 2009		May 11, 2009		June 30, 2009		(Income)
Forward — Tranche I	2.4	(b)	(35.6	) (c)	n/a		38.0
Forward — Tranche II	10.0	(b)	n/a		(21.7)		31.7
Warrants — Tranche I	(4.5)		n/a		(9.6)		5.1
Warrants — Tranche II	(4.7)		n/a		(9.9)		5.2

	3.2		(35.6)		(41.2	) (d)	80.0

Non-Cash Expense

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Forward — Tranche I	$38.0	$—	$38.0	$—
Forward — Tranche II	31.7	—	31.7	—
Warrants — Tranche I	5.1	—	5.1	—
Warrants — Tranche II	5.2	—	5.2	—

TOTAL	$80.0	$—	$80.0	$—

(b)	Initial valuation due to the closing trading value of the Company’s stock of $3.12 on April 9, 2009 which was less than the respective instrument contract price (including the impact of the first quarter declared stock dividends).

(c)	Upon settlement of the Forward-Tranche I (“Tranche I”) on May 11, 2009 (the “Settlement Date”), the Company received cash proceeds of $52.5 and issued approximately 16.1 million of its common shares. Based upon the change in market value of Tranche I from the original issuance date of April 9th as compared to the Settlement Date, the Company recognized an expense of approximately $38.0. The change in market value of Tranche I was derived predominantly from an increase in the closing trading price of our common stock of approximately $2.36 per share during this period.

(d)	Represents a non-cash obligation classified in other liabilities in the condensed consolidated balance sheet that will be reclassified into equity upon ultimate exercise or expiration.
Non-Cash Expense — Equity Derivative Instruments 2.7

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Joint Venture Investment Summary
(in millions)
as of June 30, 2009

									Promoted
			DDR	Consolidated	Number of		Gross Book		Interest
	Legal Name	Partner(s)	Ownership %	(Yes/No)	Properties		Value	Debt	(Yes/No)
1	DDRTC Core Retail Fund, LLC	TREA Retail Property Portfolio 2006, LLC (TIAA) (85%)	15.0%	No	66		$2,958.5	$1,769.6	Yes
2	DDR Domestic Retail Fund I	DDR Domestic Retail Fund I (80%)	20.0%	No	63		$1,459.1	$967.4	Yes
3	Investments with Macquarie (DDR Macquarie Fund LLC, Management LLC, U.S. Trust Inc. and MDT PS LLC )	Macquarie Bank Ltd (MBL) / Macquarie DDR Trust (MDT) (B)	Various	No	47		$1,821.5	$1,216.0	Yes
4	DDR MDT MV LLC (Mervyns) (C)	Macquarie DDR Trust (MDT) (50%)	50.0%	Yes	32		$380.4	$258.5	Yes
5	Coventry II DDR Bloomfield LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$211.8	$48.0	Yes
6	Coventry II DDR Buena Park LLC	Coventry II Fund (80%)	20.0%	No	1		$105.6	$61.0	Yes
7	Coventry II DDR Fairplain LLC	Coventry II Fund (80%)	20.0%	No	1		$32.4	$16.0	Yes
8	Coventry II DDR Marley Creek LLC	Coventry II Fund (80%)	20.0%	No	1		$13.3	$10.8	Yes
9	Coventry II DDR Merriam Village LLC	Coventry II Fund (80%)	20.0%	No	1	(A)	$45.5	$17.0	Yes
10	Coventry II DDR Montgomery Farm LLC	Coventry II Fund (80%)	20.0%	No	1		$171.5	$128.1	Yes
11	Coventry II DDR Phoenix Spectrum LLC	Coventry II Fund (80%)	20.0%	No	1		$89.8	$46.0	Yes
12	Coventry II DDR SM LLC	Coventry II Fund (80%)	20.0%	No	43		$136.2	$107.8	Yes
13	Coventry II DDR Totem Lake LLC	Coventry II Fund (80%)	20.0%	No	1		$42.1	$29.5	Yes
14	Coventry II DDR Tri County LLC	Coventry II Fund (80%)	20.0%	No	1		$231.0	$165.2	Yes
15	Coventry II DDR Westover LLC	Coventry II Fund (80%)	20.0%	No	1		$29.7	$20.9	Yes
16	RVIP IIIB LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$91.5	$60.0	Yes
17	RVIP VII LLC	Prudential Real Estate Advisors (79%)	21.0%	No	2		$125.7	$72.1	Yes
18	RVIP VIII LP	Prudential Real Estate Advisors (74.25%)	25.75%	No	1		$33.7	$23.4	Yes
19	DPG Realty Holdings LLC	Prudential Insurance Co. of America (90%)	10.0%	No	11		$121.4	$9.3	No
20	TRT DDR Venture I General Partnership	TRT-DDR Joint Venture I Owner LLC (90%)	10.0%	No	3		$160.3	$110.0	Yes
21	Sonae Sierra Brazil BV Sarl	Sonae Sierra, SGPS, SA (50%)	50.0%	No	10		$446.7	$102.9	No
22	DDR-SAU Retail Fund, LLC	Special Account — U, L.P. (State of Utah ) (80%)	20.0%	No	29		$309.5	$226.2	No
23	Cole MT Independence Missouri JV LLC	Cole Realty Advisors, Inc. (85.5%)	14.5%	No	1		$61.4	$34.1	No
24	DDRA Comm. Ctrs Five, L.P.	DRA Advisors (50%)	50.0%	No	5		$240.0	$280.0	No
25	DDR Markaz II LLC (Kuwait Financial Centre II)	Kuwait Financial Centre S.A.K., Bank of Bahrain and Kuwait B.S.C. (80%)	20.0%	No	13		$205.7	$150.5	Yes
26	Lennox Town Center LTD.	Casto Properties (50%)	50.0%	No	1		$21.0	$27.0	No
27	Sun Center Limited	Casto Properties (20.55%)	79.45%	No	1		$25.6	$18.4	No
28	Dublin Village	Casto Properties (36.6%)	63.4%	No	—		$0.1	$0.0	No
29	DOTRS LLC	State Teachers Retirement Board of Ohio (50%)	50.0%	No	1		$26.6	$21.0	No
30	Jefferson County Plaza LLC	The Sansone Group (50%)	50.0%	No	1		$7.0	$3.6	No
31	Sansone Group/ DDRC LLC	The Sansone Group (50%)	50.0%	No	—		$0.0	$0.0	No
32	Shea & Tatum Assoc. LP (Paradise Village) (C)	Churchill Family Trust (33%)	67.0%	Yes	1		$29.6	$30.0	No
33	Other Joint Ventures		Various	Yes/No	23		$426.6	$75.6	Yes

	TOTALS				365		$10,060.6	$6,105.9

(A)	Property is under development

(B)	The Company owns an effective ownership of 22.5% in DDR Macquarie Fund LLC, 9.4% in Macquarie DDR Trust and 9.4% in MDT PS LLC.

(C)	Joint Venture is included in consolidated operating results of DDR
Joint Venture Investment Summary 3.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2009

	DDRTC Core	DDR Domestic	Investments	Coventry II	Coventry II	Coventry II	Coventry II	Coventry II
	Retail	Retail	with	DDR	DDR Buena	DDR Fairplain	DDR Marley	DDR Merriam
	Fund LLC	Fund I	Macquarie	Bloomfield LLC	Park LLC	Plaza LLC	Creek LLC	Village LLC
Real estate assets	$2,958.5	$1,459.1	$1,821.5	$211.8	$105.6	$32.4	$13.3	$45.5
Accumulated depreciation	(164.6)	(72.6)	(173.8)	0.0	(8.8)	(1.6)	(0.7)	0.0

Real estate, net	2,793.9	1,386.5	1,647.7	211.8	96.8	30.8	12.6	45.5

Receivables, net	28.2	21.7	27.3	0.1	3.0	0.4	0.1	0.0
Other assets	106.0	61.8	63.8	0.1	1.2	0.8	0.2	(0.3)
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$2,928.1	$1,470.0	$1,738.8	$212.0	$101.0	$32.0	$12.9	$45.2

Mortgage debt	$1,769.6	$967.4	$1,216.0	$48.0	$61.0	$16.0	$10.8	$17.0
Amounts payable to DDR	1.0	1.6	0.9	64.8	0.0	0.0	0.0	0.0
Other liabilities	39.0	18.3	69.9	17.2	1.6	0.2	0.1	2.4

	1,809.6	987.3	1,286.8	130.0	62.6	16.2	10.9	19.4
Accumulated equity (deficit)	1,118.5	482.7	452.0	82.0	38.4	15.8	2.0	25.8
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$2,928.1	$1,470.0	$1,738.8	$212.0	$101.0	$32.0	$12.9	$45.2

	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Proportionate share of other assets/liabilities, net	$14.3	$13.0	$9.6	($1.7)	$0.5	$0.2	$0.0	($0.5)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$58.3	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations For the six months ended June 30, 2009

	DDRTC Core	DDR Domestic	Investments	Coventry II	Coventry II	Coventry II	Coventry II	Coventry II
	Retail	Retail	with	DDR	DDR Buena	DDR Fairplain	DDR Marley	DDR Merriam
	Fund LLC	Fund I	Macquarie	Bloomfield LLC	Park LLC	Plaza LLC	Creek LLC	Village LLC
Revenues from operations	$118.2	$65.6	$96.4	($0.0)	$6.3	$1.6	$0.5	$0.0
Rental operation expenses (4)	(40.0)	(26.7)	(56.6)	(0.3)	(3.1)	(0.6)	(0.3)	(0.1)

Net operating income	78.2	38.9	39.8	(0.3)	3.2	1.0	0.2	(0.1)
Depreciation and amortization expense	(42.0)	(24.2)	(20.6)	0.0	(1.0)	(0.3)	(0.1)	0.0
Interest expense	(44.7)	(27.7)	(30.1)	(5.3)	(0.5)	(0.3)	(0.1)	(0.3)

Income (loss) before gain on sale of real estate	(8.5)	(13.0)	(10.9)	(5.6)	1.7	0.4	(0.0)	(0.4)
Tax expense	0.0	0.0	(0.7)	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	9.4	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations (4)	0.0	0.0	(12.6)	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	—	0.0	(3.6)	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	($8.5)	($13.0)	($18.4)	($5.6)	$1.7	$0.4	($0.0)	($0.4)
DDR ownership interest	15%	20%	* **	20%	20%	20%	20%	20%

	($1.3)	($2.6)	($7.6)	($1.1)	$0.3	$0.1	($0.0)	($0.1)
Amortization of basis differential	0.4	0.4	3.2	—	—	—	—	—

	($0.9)	($2.2)	($4.4)	($1.1)	$0.3	$0.1	($0.0)	($0.1)

Proportionate share of net operating income (5)	$11.7	$7.8	$9.7	($0.1)	$0.6	$0.2	$0.0	($0.0)

Proportionate share of interest expense (5)	$6.7	$5.5	$7.1	$1.1	$0.1	$0.1	$0.0	$0.1

Funds From Operations (“FFO”):

Net income (loss)	($8.5)	($13.0)	($18.4)	($5.6)	$1.7	$0.4	($0.0)	($0.4)
Depreciation of real property	42.0	24.1	21.7	0.0	1.0	0.3	0.1	0.0
(Gain) loss on sale of real estate	0.0	0.0	—	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	$33.5	$11.1	$3.3	($5.6)	$2.7	$0.7	$0.1	($0.4)
DDR ownership interest	15%	20%	* **	20%	20%	20%	20%	20%

DDR FFO	$4.7	$2.2	$0.1	($1.1)	$0.5	$0.1	$0.0	($0.1)

Joint Venture Financial Summary 3.2.a

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2009

	Coventry II	Coventry II DDR	Coventry II	Coventry II	Coventry II
	DDR Montgomery	Phoenix	Service	DDR Totem	DDR Tri-County	Coventry II DDR	RVIP IIIB LP	RVIP VII
	Farm LLC	Spectrum LLC	Holdings LLC	Lake LLC	Mall LLC	Westover LLC	Deer Park, IL	LLC
Real estate assets	$171.5	$89.8	$136.2	$42.1	$231.0	$29.6	$91.5	$125.7
Accumulated depreciation	(2.1)	(7.2)	($7.2)	(3.5)	(15.2)	(1.9)	(18.6)	(22.8)

Real estate, net	169.4	82.6	129.0	38.6	215.8	27.7	72.9	102.9

Receivables, net	2.3	2.9	8.9	0.2	1.8	0.9	2.9	2.4
Other assets	1.8	1.7	18.6	0.4	7.2	0.4	1.3	6.7
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$173.4	$87.2	$156.5	$39.2	$224.8	$29.0	$77.1	$112.0

Mortgage debt	$128.1	$46.0	$107.8	$29.5	$165.2	$20.9	$60.0	$72.1
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other liabilities	2.9	2.5	10.0	0.7	5.2	0.6	3.1	15.3

	131.0	48.5	117.8	30.2	170.4	21.5	63.1	87.4
Accumulated equity (deficit)	42.4	38.7	38.7	9.0	54.4	7.5	14.0	24.6
Disproportionate share of equity	—	—	—	—	—	—	—	—

	$173.4	$87.2	$156.5	$39.2	$224.8	$29.0	$77.1	$112.0

		$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Proportionate share of other assets/liabilities, net	$0.1	$0.4	$3.5	$0.0	$0.8	$0.1	$0.3	($1.3)

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations For the six months ended June 30, 2009

	Coventry II	Coventry II DDR	Coventry II	Coventry II	Coventry II
	DDR Montgomery	Phoenix	Service	DDR Totem	DDR Tri-County	Coventry II DDR	RVIP IIIB LP	RVIP VII
	Farm LLC	Spectrum LLC	Holdings LLC	Lake LLC	Mall LLC	Westover LLC	Deer Park, IL	LLC
Revenues from operations	$4.6	$5.6	$12.0	$1.3	$8.6	$1.9	$7.4	$6.4
Rental operation expenses (4)	(3.0)	(2.6)	(5.9)	(0.8)	(4.1)	(1.1)	(2.6)	(2.4)

Net operating income	1.6	3.0	6.1	0.5	4.5	0.8	4.8	4.0
Depreciation and amortization expense	(1.2)	(1.2)	(1.9)	(0.3)	(2.9)	(0.3)	(1.6)	(1.5)
Interest expense	(2.0)	(0.3)	(4.9)	(0.5)	(5.0)	(0.1)	(1.7)	(1.7)

Income (loss) before gain on sale of real estate	(1.6)	1.6	(0.7)	(0.4)	(3.4)	0.4	1.5	0.8
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations (4)	0.0	0.0	0.2	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	0.0	(2.4)	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

Net income (loss)	($1.6)	$1.6	($2.9)	($0.4)	($3.4)	$0.4	$1.5	$0.8
DDR ownership interest	20%	20%	20%	20%	20%	20%	* **	21%

	($0.3)	$0.3	($0.6)	($0.1)	($0.7)	$0.1	$0.7	$0.6
Amortization of basis differential	(0.1)	(0.1)	0.1	—	—	—	—	(0.2)

	($0.4)	$0.2	($0.5)	($0.1)	($0.7)	$0.1	$0.7	$0.4

Proportionate share of net operating income (5)	$0.3	$0.6	$1.2	$0.1	$0.9	$0.2	$1.2	$0.8

Proportionate share of interest expense (5)	$0.4	$0.1	$1.0	$0.1	$1.0	$0.0	$0.4	$0.4

Funds From Operations (“FFO”):

Net income (loss)	($1.6)	$1.6	($2.9)	($0.4)	($3.4)	$0.4	$1.5	$0.8
Depreciation of real property	1.2	1.2	2.1	0.3	2.9	0.2	1.6	1.5
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—

	($0.4)	$2.8	($0.8)	($0.1)	($0.5)	$0.6	$3.1	$2.3
DDR ownership interest	20%	20%	20%	20%	20%	20%	* **	21%

DDR FFO	($0.1)	$0.5	($0.1)	($0.0)	($0.1)	$0.1	$1.5	$1.0

Joint Venture Financial Summary 3.2.b

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2009

				Sonae Sierra					Lennox Town
	RVIP VIII	DPG Realty	TRT DDR	Brazil	DDR-SAU Retail		DDRA Community	DDR Markaz	Center
	Tech Ridge LLC	Holdings LLC	Venture I GP	BV Sarl (2)	Fund LLC (2)	Cole	Centers Five LP	II LLC	Limited (2)
Real estate assets	$33.7	$121.4	$160.3	$446.7	$309.5	$61.4	$239.9	$205.6	$21.0
Accumulated depreciation	(5.0)	(13.1)	(9.0)	(41.9)	(27.9)	(0.8)	(55.3)	(24.2)	(5.4)

Real estate, net	28.7	108.3	151.3	404.8	281.6	60.6	184.6	181.4	15.6

Receivables, net	1.0	1.4	1.9	25.0	7.5	0.6	4.9	1.7	1.6
Other assets	0.8	2.0	3.5	36.7	34.9	1.7	5.2	6.0	0.6
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$30.5	$111.7	$156.7	$466.5	$324.0	$62.9	$194.7	$189.1	$17.8

Mortgage debt	$23.4	$9.3	$110.0	$102.9	$226.2	$34.1	$280.0	$150.5	$27.0
Amounts payable to DDR	0.0	0.0	0.0	0.0	0.3	0.0	0.0	0.3	0.0
Other liabilities	1.0	1.7	0.5	44.9	5.7	0.7	3.3	0.5	0.8

	24.4	11.0	110.5	147.8	232.2	34.8	283.3	151.3	27.8
Accumulated equity (deficit)	6.1	100.7	46.2	318.7	91.8	28.1	(88.6)	37.8	(10.0)
Disproportionate share of equity	—	—	—	—	—	—	—	—	—

	$30.5	$111.7	$156.7	$466.5	$324.0	$62.9	$194.7	$189.1	$17.8

	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Proportionate share of other assets/liabilities, net	$0.2	$0.2	$0.5	$8.3	$7.4	$0.2	$3.4	$1.4	$0.7

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Combining Statements of Operations For the six months ended June 30, 2009

				Sonae Sierra					Lennox Town
	RVIP VIII	DPG Realty	TRT DDR	Brazil	DDR-SAU Retail		DDRA Community	DDR Markaz	Center
	Tech Ridge LLC	Holdings LLC	Venture I GP	BV Sarl (2)	Fund LLC (2)	Cole	Centers Five LP	II LLC	Limited (2)
Revenues from operations	$2.4	$5.8	$7.3	$33.1	$16.8	$3.5	$17.3	$10.4	$2.6
Rental operation expenses (4)	(1.3)	(1.7)	(2.8)	(10.7)	(6.3)	(1.0)	(5.5)	(3.9)	(0.9)

Net operating income	1.1	4.1	4.5	22.4	10.5	2.5	11.8	6.5	1.7
Depreciation and amortization expense	(0.5)	(1.4)	(2.3)	(6.0)	(7.8)	(0.7)	(3.0)	(2.7)	(0.2)
Interest expense	(0.2)	(0.2)	(3.0)	(2.4)	(6.1)	(1.1)	(7.8)	(4.1)	(0.8)

Income (loss) before gain on sale of real estate	0.4	2.5	(0.8)	14.0	(3.4)	0.7	1.0	(0.3)	0.7
Tax expense	0.0	0.0	0.0	(3.9)	0.0	0.0	0.0	0.0	0.0
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Discontinued operations (4)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Gain on sale of discontinued operations	0.0	(0.0)	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

Net income (loss)	$0.4	$2.5	($0.8)	$10.1	($3.4)	$0.7	$1.0	($0.3)	$0.7
DDR ownership interest	25.75%	10%	10%	50%	20%	14.5%	50%	20%	50%

	$0.4	$0.3	($0.1)	$5.1	($0.7)	$0.1	$0.5	($0.1)	$0.4
Amortization of basis differential	—	—	0.1	(1.3)	—	—	0.2	0	—

	$0.4	$0.3	$0.0	$3.8	($0.7)	$0.1	$0.7	$0.0	$0.4

Proportionate share of net operating income (5)	$0.3	$0.4	$0.4	$11.2	$2.1	$0.4	$5.9	$1.3	$0.8

Proportionate share of interest expense (5)	$0.1	$0.0	$0.3	$1.2	$1.2	$0.2	$3.9	$0.8	$0.4

Funds From Operations (“FFO”):

Net income (loss)	$0.4	$2.5	($0.8)	$10.1	($3.4)	$0.7	$1.0	($0.3)	$0.7
Depreciation of real property	0.5	1.5	2.3	6.1	7.8	0.8	3.1	2.7	0.2
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Disproportionate share of income	—	—	—	—	—	—	—	—	—

	$0.9	$4.0	$1.5	$16.2	$4.4	$1.5	$4.1	$2.4	$0.9
DDR ownership interest	26%	10%	10%	50%	20%	14.52%	50%	20%	50%

DDR FFO	$0.3	$0.4	$0.1	$8.3	$0.9	$0.2	$2.0	$0.6	$0.5

Joint Venture Financial Summary 3.2.c

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Joint Ventures (Combining Financial Information) (1)
(in millions)
Combining Balance Sheets
as of June 30, 2009

	Sun Center			Jefferson	Sansone	Sold/Acquired		DDR’s
	Limited	Dublin	DOTRS	County	Group /	and		Proportionate
	(2)	Village (3)	LLC	Plaza LLC	DDRC LLC	Other JVs (6)	Total	Share
Real estate assets	$25.6	$0.1	$26.6	$7.0	$0.0	$50.8	$9,274.8	$1,938.5
Accumulated depreciation	(8.4)	0.0	(6.1)	(1.2)	0.0	(7.7)	(706.5)	(176.2)

Real estate, net	17.2	0.1	20.5	5.8	0.0	43.1	8,568.3	1,762.3

Receivables, net	0.7	0.0	0.9	0.0	0.0	0.6	150.8	39.3
Other assets	0.7	0.0	1.0	0.6	3.4	1.8	370.4	85.7
Disproportionate share of equity	—	—	—	—	—	—	—	13.3	(7)

	$18.6	$0.1	$22.3	$6.4	$3.4	$45.5	$9,089.5	$1,900.6

Mortgage debt	$18.4	$0.0	$21.0	$3.6	$0.0	$27.1	$5,769.0	$1,209.9
Amounts payable to DDR	0.0	0.1	0.0	4.2	0.0	0.0	73.2	9.4
Other liabilities	0.5	(0.1)	0.7	0.2	0.8	2.4	252.6	60.7

	18.9	0.0	21.7	8.0	0.8	29.5	6,094.8	1,280.0
Accumulated equity (deficit)	(0.3)	0.1	0.6	(1.6)	2.6	16.0	2,994.7	607.3
Disproportionate share of equity	—	—	—	—	—	—	—	13.3	(7)

	$18.6	$0.1	$22.3	$6.4	$3.4	$45.5	$9,089.5	$1,900.6

Proportionate share of other assets/liabilities, net	$0.6	($0.0)	$0.6	$0.2	$1.3	$0.1	$64.3

Disproportionate amount payable to DDR	$0.0	$0.0	$0.0	$2.1	$0.0	$0.0	$60.5

Combining Statements of Operations For the six months ended June 30, 2009

	Sun Center			Jefferson	Sansone	Sold/Acquired		DDR’s
	Limited	Dublin	DOTRS	County	Group /	and		Proportionate
	(2)	Village (3)	LLC	Plaza LLC	DDRC LLC	Other JVs (6)	Total	Share
Revenues from operations	$2.3	($0.0)	$2.1	$0.5	$0.1	$4.3	$445.2	$104.8
Rental operation expenses (4)	(0.7)	(0.0)	(0.7)	(0.2)	0.1	(2.2)	(188.3)	(43.9)

Net operating income	1.6	0.0	1.4	0.3	0.2	2.1	256.9	60.9
Depreciation and amortization expense	(0.5)	0.0	(0.3)	(0.1)	0.0	(1.0)	(125.7)	(27.0)
Interest expense	(0.8)	(0.0)	(0.7)	(0.3)	(0.1)	(1.2)	(154.0)	(33.4)

Income (loss) before gain on sale of real estate	0.3	(0.0)	0.4	(0.1)	0.1	(0.1)	(22.8)	0.5
Tax expense	0.0	0.0	0.0	0.0	0.0	0.0	(4.5)	(2.1)
Other gain, net	0.0	0.0	0.0	0.0	0.0	0.0	9.4	1.0
Gain (loss) on sale of real estate	0.0	0.0	0.0	0.0	0.0	(26.7)	(26.7)	(5.3)
Discontinued operations (4)	0.0	0.0	0.0	0.0	0.0	0.0	(12.3)	(3.1)
Gain on sale of discontinued operations	0.0	0.0	0.0	0.0	0.0	0.0	(6.1)	(1.4)
Disproportionate share of income	—	—	—	—	—	—	—	(0.7	)(8)

Net income (loss)	$0.3	$0.0	$0.4	($0.1)	$0.1	($26.8)	($63.0)	($11.1)
DDR ownership interest	79%	63%	50%	50%	50%	* **	* **	*	**

	$0.2	($0.0)	$0.2	($0.1)	$0.3	($5.5)	($11.1)	($11.1)
Amortization of basis differential	(0.1)	—	—	—	(0.2)	(0.3)	1.8	1.8

	$0.1	$0.0	$0.2	($0.1)	$0.1	($5.8)	($9.3)	($9.3)

	—	—	—	—	—	—	—
Proportionate share of net operating income (5)	$1.3	($0.0)	$0.7	$0.1	$0.0	$0.4	$60.9

Proportionate share of interest expense (5)	$0.6	$0.0	$0.3	$0.1	$0.0	$0.3	$33.4

Funds From Operations (“FFO”):

Net income (loss)	$0.3	$0.0	$0.4	($0.1)	$0.1	($26.8)	($63.0)	($11.1)
Depreciation of real property	0.6	0.0	0.3	0.1	0.0	0.8	127.0	27.5
(Gain) loss on sale of real estate	0.0	0.0	0.0	0.0	0.0	0.0	—	0.0
Disproportionate share of income	—	—	—	—	—	—	—	2.5	(9)

	$0.9	($0.0)	$0.7	$0.0	$0.1	($26.0)	$64.0	$18.9

DDR ownership interest	79%	63%	50%	50%	50%	* **	* **

DDR FFO	$0.7	($0.0)	$0.4	$0.0	$0.3	($5.2)	$18.9

Joint Venture Financial Summary 3.2.d

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

(1)	Amounts may differ slightly from actual results, due to rounding.

(2)	Asset values reflect historical cost basis due to acquisition of joint venture interest (i.e., does not reflect step-up in basis).

(3)	Represents undeveloped land.

(4)	The DDR Macquarie Fund reported impairment losses on three assets under contract to be sold. Of this amount, approximately $20.2 million was reported as a component of operating expenses and $13.7 million was reported as a component of discontinued operations relating to the one asset classified as held for sale pursuant to SFAS No. 144.

(5)	Does not include proportionate share of net operating income or interest expense for properties classified as discontinued operations.

(6)	Represents residual joint venture interests sold in 2009 and other small joint venture investments and land developments. To the extent that DDR is entitled to receive promoted income, DDR’s share of income could exceed the total income recorded by certain joint ventures as assets continue to be liquidated.

(7)	Adjustments represent the effect of promoted equity structures and minority interests. These adjustments are primarily at the RVIP IIIB, RVIP VII, RVIP VIII, Coventry II DDR Bloomfield, Coventry II DDR Marley Creek, Coventry II Merriam Village, Coventry II DDR Montgomery Farm and Coventry II DDR Tri-County Mall joint ventures as well as investments with Macquarie.

(8)	Adjustments represent the effect of promoted equity structures on DDR’s share of the income primarily from an asset management promote from RVIP IIIB, RVIP VII, and RVIP VIII and investments with Macquarie.

(9)	Adjustments associated with Coventry’s promoted interests primarily at RVIP IIIB, RVIP VII and RVIP VIII joint ventures as well as investments with Macquarie.

***	See Section 3.1- Joint Venture Investment Summary, disclosing respective ownership percentage, as ownership percentage may have changed during the year, or the promoted interest is in effect.
Joint Venture Financial Summary 3.2.e

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Wholly-Owned and Consolidated Capital Transactions
(In Millions)

	Six Months Ended		Year Ended		Year Ended
	June 30,		December 31,		December 31,
	2009		2008		2007
Acquisitions/Transfers	$0.0		$10.9		$3,048.7	(3)
Completed Expansions Incremental Development Cost	0.0		27.8		32.7
Developments & Construction in Progress	90.4		421.4		429.6
Recurring Tenant Improvements & Third Party Leasing Commissions	6.9		11.6		12.5
Furniture, Fixtures & Equipment	1.5		6.3		13.0
Foreign Currency Adjustments	7.3		(41.3)		0.0

	106.1		436.7		3,536.5
Less: Real Estate Sales & Joint Venture Transfers	(332.3	)(1)	(312.9	)(2)	(2,001.3	)(4)

Net (Deductions)/Additions	($226.2)		$123.8		$1,535.2

(1)	In addition to the asset sales listed on Page 4.2, this balance includes gross impairment charges aggregating approximately $144.6 million relating to assets previously occupied by Mervyns and consolidated assets that are either under contract or being marketed for sale.

(2)	In addition to asset sales ($183.3 million), this balance includes the sale of seven outparcels and gross impairment charges aggregating approximately $79.9 million relating to assets previously occupied by Mervyns and other consolidated assets.

(3)	Includes acquisition of the IRRETI portfolio ($3,018 million), a property in Terrell, TX ($17 million), an additional interest in a San Francisco property, and the redemption of OP units.

(4)	In addition to asset sales ($610 million), this balance includes the following sales to joint ventures: TRT DDR Venture I GP ($99 million), DDR Domestic Retail Fund I ($1,229 million), Macquarie DDR Trust ($50 million); and 11 outparcel sales.
Summary of Joint Venture Capital Transactions
(In Millions)

	Six Months Ended		Year Ended		Year Ended
	June 30,		December 31,		December 31,
	2009		2008		2007
Acquisitions/Transfers	($9.4	)(1)	$111.4	(3)	$4,987.4	(4)
Completed Expansions Incremental Development Cost	0.0		52.8		21.9
Developments & Construction in Progress	87.3		315.8		142.7
Recurring Tenant Improvements & Third Party Leasing Commissions	5.3		18.4		9.8
Foreign Currency Adjustments	62.7		(106.2)		48.5

	$145.9		$392.2		$5,210.3
Less: Real Estate Sales and Dispositions	($147.0	)(2)	($61.9	)(3)	($204.3	)(5)

Net (Deductions)/Additions	($1.1)		$330.3		$5,006.0

(1)	This is a FAS 141 purchase price reclassification adjustment for a prior acquisition.

(2)	In addition to the asset sales listed on Page 4.2, this balance includes the disposition of the Ward Parkway shopping center located in Kansas City, MO ($64.9 million) and impairment charges on assets that are under contract for sale of $33.9 million.

(3)	Includes the acquisition of a shopping center located in Independence, MO from the Macquarie DDR Trust, which is also reflected as a disposition.

(4)	Includes the acquisition of assets from DDR by DDR Domestic Retail Fund I ($1,463 million), Dividend Capital Total Realty Trust ($160 million) and Macquarie DDR Trust ($50 million). Also includes the formation of DDRTC Core Retail Fund ($2,942 million), the acquisition of the DDR SAU Retail Fund ($309 million), and the acquisition of an additional property interest by Sonae Sierra Brazil BV Sarl.

(5)	Includes the sale of seven shopping centers ($168 million), which were previously owned by a joint venture with Kuwait Financial Centre, to the DDR Domestic Retail Fund I and the sale of vacant land in TX and CO.
Summary of Wholly-Owned and Joint Venture Capital Transactions 4.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Operating Property Acquisitions
There were no significant third party acquisitions for the six month period ended June 30, 2009.
Operating Property Dispositions

						Gross
			DDR’s			Sales
Disposition			Effective			Price
Date	Location	Property Name	Ownership	JV Partner	Total GLA	(Millions)	Major Tenants
Consolidated
1/15/2009	Ormond Beach, FL	Ormond Towne Square	100%	N/A	234,042	$22.0	Beall’s, Ross Dress for Less, Publix Super Market
4/09/2009	Tyler, TX	CVS Pharmacy	100%	N/A	9,504	$1.5	CVS
4/21/2009	Orange Park, FL	The Village Shopping Center	100%	N/A	72,511	$5.9	Beall’s
5/22/2009	Brick, NJ	Brick Center Plaza	100%	N/A	114,028	$14.9	Best Buy, Bed Bath & Beyond
5/29/2009	Warner Robins, GA	Lowe’s Home Improvement	100%	N/A	131,575	$9.1	Lowe’s Home Improvement
5/29/2009	Baytown, TX	Lowe’s Home Improvement	100%	N/A	125,357	$8.9	Lowe’s Home Improvement
6/19/2009	Tonawanda, NY	Sheridan Delaware Plaza	100%	N/A	188,200	$9.0	Bon Ton Home Store, Tops Markets
6/19/2009	Amherst, NY	Sheridan Harlem Plaza	100%	N/A	58,413	$3.9
6/19/2009	Dewitt, NY	Dewitt Commons	100%	N/A	306,177	$27.1	Toys R Us, Old Navy, Marshalls, Bed Bath & Beyond
6/25/2009	Pensacola, FL	Palafox Square	100%	N/A	17,150	$2.1

Total Dispositions					1,256,957	$104.4

Note: The Company also sold five former Mervyns locations in the first quarter of 2009.
Joint Venture Acquisitions
There were no significant third party acquisitions for the six month period ended June 30, 2009.
Joint Venture Dispositions

			DDR’s			Gross Sales
Disposition			Effective			Price
Date	Location	Property Name	Ownership	JV Partner	Total GLA	(Millions)	Major Tenants
2/19/2009	Lilburn, GA	Five Forks Crossing	10%	Prudential Real Estate Investors	73,910	$8.1	Kroger
5/20/2009	Batavia, NY	Tops Plaza	14.5%	Macquarie DDR Trust	37,140	$4.4	Tops Markets
5/22/2009	St. Petersburg, FL	Tyrone Square	20%	Coventry II	80,703	$10.5	Joann Fabrics, Homegoods
5/28/2009	Amherst, NY	7370 Transit Road	14.5%	Macquarie DDR Trust	16,030	$1.6
6/1/2009	Nashville, TN	The Marketplace	14.5%	Macquarie DDR Trust	167,795	$14.4	Lowe’s

Total Dispositions					375,578	$39.0

Wholly-Owned and Joint Venture Acquisitions and Dispositions 4.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Wholly-Owned and Consolidated Development Projects

					Cost	Assets	Estimated
				Estimated	Incurred	Placed in	Initial
		Total	Owned	Net Cost	To Date	Service	Anchor
Location	Project Name	GLA	GLA	(Millions)	(Millions)	(Millions)	Opening	Major Anchors

Projects in Process
Homestead, FL	Homestead Pavilion	394,916	272,610	$79.7	$82.8	$41.2	2H08	Kohl’s, Sports Authority, Ross Dress for Less, Michaels, Staples, Bed, Bath & Beyond
Boise (Nampa), ID	Nampa Gateway Center	921,162	431,689	$126.7	$89.2	$10.0	2H07	JCPenney, Macy’s, The Sports Authority, Idaho Athletic Club
Boston (Norwood), MA	The Shoppes at Elmway Farms	72,243	56,343	$26.7	$18.8	$0.0	1H10
Elmira (Horseheads), NY	Southern Tier Crossings	697,795	350,987	$56.5	$45.7	$24.2	1H07	Kohl’s, Wal-Mart, Dick’s, Joann Fabrics, PetsMart, Ulta, Mens Warehouse
Raleigh (Apex), NC	Apex Promenade	78,830	72,830	$16.9	$11.7	$6.7	1H09	HH Gregg
Austin (Kyle), TX (1)	Kyle Marketplace	805,618	443,092	$77.3	$51.8	$0.0	2H09	Target, Kohl’s

		2,970,564	1,627,551	$383.8	$300.0	$82.1

(1)	Consolidated joint venture. DDR has a 50% interest.
Land and Construction Related Projects Primarily on Hold (2)

	DDR’s
	Effective	Total
Location	Ownership	Acreage

Ukiah (Mendocino), CA	50%	75.7
New Haven (Guilford), CT	100%	26.0
Tampa (Brandon), FL	100%	46.3
Tampa (Wesley Chapel), FL	100%	10.0
Atlanta (Douglasville), GA	100%	28.5
Atlanta (Union City), GA	100%	85.0
Chicago (Grayslake), IL	50%	106.0
Boston, MA (Seabrook, NH)	100%	50.9
Gulfport, MS	100%	86.2
Raleigh (Apex), NC	100%	52.6
San Antonio (Schertz), TX	50%	85.0
Isabela, Puerto Rico	80%	11.1
Oconomowoc, WI	50%	121.6
Toronto (Brampton), CAN	50%	43.0
Toronto (East Gwillimbury — Bayview/Greenlane), CAN	50%	39.0
Toronto (East Gwillimbury — Hwy 404/Greenlane East), CAN	50%	44.0
Toronto (East Gwillimbury — Hwy 404/Greenlane West), CAN	50%	29.0
Toronto (Richmond Hill), CAN	50%	52.0
Togliatti, Russia	75%	61.2
Yaroslavl, Russia	75%	8.0
Other Misc. Land (14 sites)	100%	Various

		1,061.1

(2)	The costs incurred for these land and construction related projects as of June 30, 2009 were $579.5 million, which includes our partners’ ownership interest of $141.1 million.
Wholly-Owned and Consolidated Developments 4.3 a

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Joint Venture Development Projects

				DDR’s		Estimated	Cost	Assets	DDR’s	Estimated
				Effective	Joint	Net	Incurred	Placed in	Proportionate	Initial
		Total	Owned	Ownership	Venture	Cost	To Date	Service	Cost	Anchor
Location	Project	GLA	GLA	Percentage	Partner	(Millions)	(Millions)	(Millions)	(Millions)	Opening	Major Anchors

Projects in Progress
Kansas City (Merriam), KS	Merriam Village	245,182	158,632	20.0%	Coventry II	$43.7	$45.5	$0.0	$8.7	TBD

Dallas (Allen), TX	Watters Creek	831,413	797,665	10.0%	Coventry II/ Trademark Property Company	$171.2	$171.5	$108.0	$17.1	1H08	Market Street United, Borders, DSW ShoeWarehouse, The Cheesecake Factory

Manaus, Brazil (1)	Manauara	502,529	502,529	47.4%	Sonae Sierra	$156.5	$143.1	$92.8	$74.2	1H09	C & A, Riachuelo, Marisa, Renner, Saraiva Megastore, Bemol, Dinamica, Hitech Import

		1,579,124	1,458,826			$371.4	$360.1	$200.8	$100.0

(1)	A portion of the increase in the estimated net cost is due to foreign currency translation rates.
Joint Venture Developments 4.3 b

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Development Assets Placed in Service
(In Millions)

		Unconsolidated JV Assets
			DDR’s
	Consolidated		Proportionate
Date	Assets	Total	Share

As of June 30, 2009	$82.1	$200.8	$54.6
Projected 2H 09	$96.9	$95.5	$33.4
Projected Thereafter	$204.8	$75.1	$12.0

	$383.8	$371.4	$100.0

Development Funding Schedule
(In Millions)

			Unconsolidated Joint Venture Funding
			DDR	JV Partners’	Proceeds from
	Consolidated		Proportionate	Proportionate	Construction	Total
	Funding		Share	Share	Loans	JV Funding
Funded as of June 30, 2009	$300.0		$57.8	$100.2	$202.1	$360.1
Projected Net Funding 2H 09	$17.3	(1)	$7.2	$8.8	$4.2	$20.2
Projected Net Funding Thereafter	$66.5		$0.6	$2.4	$(11.9)	$(8.9)

	$383.8		$65.6	$111.4	$194.4	$371.4

(1)	In addition to this Projected Net Funding amount the Company may spend up to $36.9 million for additional development, including expansions and redevelopment projects, tenant coordination work and the corporate headquarters.
Wholly-Owned and Joint Venture Development Delivery and
Funding Schedules 4.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Significant Wholly-Owned and Consolidated
Redevelopment or Expansion Projects

		DDR’s	Joint
		Ownership	Venture
Location	Property Name	Percentage	Partner	Project Description

Projects in Progress

Miami (Plantation), FL	The Fountains	100%	N/A	Redevelopment of shopping center to include Kohl’s (will open Fall 2009) and other junior anchor tenants.

Chesterfield, MI	Chesterfield Corners	100%	N/A	Dollar Galaxy (opened 8/07), Xtreme Fitness (opened 4/08), 8,400 sf of small shop retail and additional retail space to be announced.

Fayetteville, NC	Cross Pointe Center	100%	N/A	Reconfigure 18,000 sf of in-line space to include Ulta (opened 7/08). Construct multi-tenant outparcel building.

Total Net Cost (Millions)			$109.4	(1)

(1) At June 30, 2009, approximately $82.4 million of costs had been incurred in relation to the projects in progress.

Summary of Significant Joint Venture Redevelopment or Expansion Projects

		DDR’s	Joint
		Ownership	Venture
Location	Property Name	Percentage	Partner	Project Description

Projects in Progress

Buena Park, CA	Buena Park Mall & Entertainment	20.0%	Coventry II	Redevelopment of the lower level of the mall to include John’s Incredible Pizza.

Los Angeles (Lancaster), CA	Valley Central Discount	21.0%	Prudential Real Estate Investors	Relocate existing Wal-Mart to the area previously occupied by 99 Cent Store (relocated), House to Home and Costco (which were demolished) for development of a Wal-Mart Supercenter (opened 7/07). Recaptured and reconfigure the former Wal-Mart for Michael’s (opened 9/08) and three additional junior anchors and three outparcels.

Benton Harbor, MI	Fairplain Plaza	20.0%	Coventry II	Expansion of the existing shopping center to include an 89,000 sf Kohl’s (opened 10/06), a 20,087 sf PETsMART (opened 2/08), a 17,340 sf Michael’s (opened 10/08), and additional retail tenants to be announced.

Total Net Cost (Millions)			$154.3	(1) (2)

DDR’s Proportionate Share (Millions)			$31.1

(1)	Total cost includes the acquisition costs for the Coventry II redevelopments.

(2)	At June 30, 2009, approximately $118.9 million of costs had been incurred in relation to the projects in progress and DDR’s pro-rata share was $23.9 million.
Wholly-Owned and Joint Venture Expansions and Redevelopments 4.5

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009
Summary of Recently Developed Assets

				DDR’s Effective
	Location	Related Project	Owned GLA	Ownership

1	San Diego (Oceanside), CA	Oceanside Place Cinemas	79,884	100%
2	Denver (Littleton, CO)	Aspen Grove	231,450	100%
3	Fort Collins, CO	Mulberry and Lemay Crossing	18,988	100%
4	Lakeland, FL	Lakeland Marketplace	77,582	100%
5	Miami (Homestead), FL	Homestead Pavilion	275,839	100%
6	Miami, FL	The Shops at Midtown Miami	400,685	100%
7	Macon, GA	Eisenhower Annex	55,505	100%
8	Chicago (Deer Park), IL	Deer Park Town Center	292,139	24.8%
9	Chicago (McHenry), IL	The Shoppes at Fox River	224,552	100%
10	Salisbury, MD	The Commons	126,135	100%
11	Boston (Everett), MA	Gateway Center	222,236	100%
12	Minneapolis (Coon Rapids), MN	Riverdale Village	8,856	100%
13	St. Louis (Arnold), MO	Jefferson County Plaza	42,091	50%
14	Freehold, NJ	Freehold Marketplace	23,454	100%
15	Princeton, NJ	Nassau Park Pavilion	598,737	100%
16	Trenton (Hamilton), NJ	Hamilton Marketplace	468,240	100%
17	Elmira (Horseheads), NY	Southern Tier Crossing	350,987	100%
18	Raleigh (Apex), NC	Apex Promenade	81,780	100%
19	Raleigh (Apex), NC	Beaver Creek Crossings (Phase 1 - South)	268,333	100%
20	Cleveland (Aurora), OH	Barrington Town Square	102,683	100%
21	Allentown, PA	West Valley Marketplace	259,239	100%
22	Johnson City, TN	Johnson City Marketplace	11,749	100%
23	Austin, TX	Shoppes @Tech Ridge	282,798	24.8%
24	San Antonio, TX	Bandera Point	416,721	100%
25	San Antonio, TX	Village at Stone Oak	305,824	100%
26	San Antonio, TX	Westover Marketplace	216,737	20%
27	Milwaukee (Brookfield), WI	Shoppers World of Brookfield	15,070	100%
28	Manaus, Brazil	Manauara Shopping Center	477,630	47.4%

	Total		5,935,924

Summary of Recently Developed Assets 4.6

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009
Summary of Recently Expanded and Redeveloped Assets

				DDR’s Effective
	Location	Related Project	Owned GLA	Ownership

1	Birmingham, AL	Brook Highland Plaza	424,341	100%
2	Phoenix, AZ	Christown Spectrum Mall	441,406	20%
3	N. Little Rock, AR	McCain Plaza	295,013	100%
4	Los Angeles (Buena Park), CA	Buena Park Downtown	724,143	20%
5	Denver, CO	Centennial Promenade	408,337	100%
6	Lakeland, FL	Lakeland Burlington Coat Factory	81,921	100%
7	Ocala, FL	Ocala West	105,276	100%
8	Tallahassee, FL	Capital West	79,451	100%
9	Tampa (Bayonet Point), FL	Point Plaza	209,714	100%
10	Tampa (Brandon), FL	Kmart Shopping Center	161,900	100%
11	Ottumwa, IA	Quincy Place Mall	241,427	100%
12	Benton Harbor, MI	Fairplain Plaza	222,739	20%
13	Chesterfield, MI	Chesterfield Marketplace	281,320	100%
14	Gaylord, MI	Pine Ridge Square	150,203	100%
15	Starkville, MS	Starkville Crossings	133,691	100%
16	Kansas City (Leawood), KS	Town Center Plaza	309,423	100%
17	Buffalo (Amherst), NY	Boulevard Consumer Square	441,603	100%
18	Olean, NY	Wal-Mart Plaza	285,400	100%
19	Rome, NY	Freedom Plaza	194,467	100%
20	Charlotte (Mooresville), NC	Mooresville Consumer Square	472,182	100%
21	Durham, NC	Oxford Commons	207,864	100%
22	Fayetteville, NC	Cross Pointe Center	204,563	100%
23	Wilmington, NC	University Centre	411,887	100%
24	Akron (Stow), OH	Stow Community Shopping Center	404,483	100%
25	Cincinnati, OH	Tri County Mall	758,031	20%
26	Dayton (Huber Hts), OH	North Heights Plaza	182,749	100%
27	Tiffin, OH	Tiffin Mall	170,868	100%
28	San Juan (Bayamon), PR	Rio Hondo	466,499	100%
29	San Juan (Ron Piedras), PR	Seniorial Plaza	168,664	100%
30	Chattanooga, TN	Overlook at Hamilton Place	207,244	100%
31	Salt Lake City (Midvale), UT	Family Center at Fort Union	641,957	100%
32	Salt Lake City (Riverdale), UT	Family Center at Riverdale	593,398	100%
33	Salt Lake City (Taylorsville), UT	Family Center at Taylorsville	697,630	100%

	Total		10,779,794

Summary of Recently Expanded and Redeveloped Assets 4.7

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Company Features

688	Shopping Centers and Interests in Retail Assets

45	States (Plus Puerto Rico, Brazil, and Canada)

115	Million Sq. Ft. Owned (1)

151	Million Sq. Ft. Owned and Managed (1) (2)

88.5%	Portfolio % Leased Including Former Mervyn’s Assets

90.7%	Portfolio % Leased Excluding Former Mervyn’s Assets

(1)	Assumes 100% ownership of joint venture assets. Based on actual pro rata ownership of joint venture assets and excluding developments and redevelopments in process and scheduled to commence in 2009, total owned GLA was 65.8 million square feet.

(2)	Includes unowned anchors at Company-owned operating and development retail properties.
Portfolio Summary 5.0

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Portfolio Summary 5.1

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Average Annualized Base Rental Rates PSF

	Number of	Total Annualized Base Rent / S.F.
Period Ending	Properties	Total	Shop Space

Jun. 30, 2009	629	$12.49	$18.55
Dec. 31, 2008	649	$12.43	$18.43
Dec. 31, 2007	657	$12.33	$18.14
Dec. 31, 2006	409	$11.74	$17.46
Dec. 31, 2005	380	$11.30	$16.62
Dec. 31, 2004	373	$11.13	$16.14
Dec. 31, 2003	274	$10.82	$15.55
Dec. 31, 2002	189	$10.58	$15.18
Dec. 31, 2001	192	$10.03	$14.02
Dec. 31, 2000	190	$9.66	$13.66
Dec. 31, 1999	186	$9.20	$12.69
Dec. 31, 1998	159	$8.99	$12.39
Dec. 31, 1997	123	$8.49	$11.69
Dec. 31, 1996	112	$7.85	$10.87
Dec. 31, 1995	106	$7.60	$10.54
Dec. 31, 1994	84	$5.89	$9.02
Dec. 31, 1993	69	$5.60	$8.56
Dec. 31, 1992	53	$5.37	$8.37

(1)	Figures exclude Brazilian portfolio, Service Merchandise portfolio, development properties and managed properties.
Portfolio Summary 5.2

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Lease Expirations by Year as of June 30, 2009

	Anchor Base Rent				Shop Space Base Rent
		Revenues		% of		Revenues		% of
Year	Leases	($M)	Avg. PSF	Revenue	Leases	($M)	Avg. PSF	Revenue

2009	41	$11.2	$7.02	2.0%	1,310	$55.0	$16.80	8.9%
2010	115	$34.2	$8.01	6.1%	1,638	$85.3	$17.27	13.8%
2011	143	$45.8	$9.57	8.1%	1,754	$102.6	$18.38	16.6%
2012	163	$58.5	$8.69	10.4%	1,584	$97.9	$18.90	15.8%
2013	144	$47.6	$8.35	8.5%	1,438	$89.4	$18.12	14.5%
2014	168	$62.6	$9.42	11.1%	875	$54.9	$17.77	8.9%
2015	104	$46.9	$9.65	8.3%	244	$22.4	$18.82	3.6%
2016	91	$41.9	$9.53	7.4%	194	$20.6	$20.72	3.3%
2017	85	$43.2	$10.01	7.7%	199	$21.7	$19.91	3.5%
2018	61	$28.0	$9.28	5.0%	233	$27.4	$17.70	4.4%

2009 - 2018 Subtotal	1,115	$419.9	$8.95	74.6%	9,469	$577.2	$18.44	93.3%
Total Rent Roll	1,335	$562.5	$9.20	100.0%	9,751	$618.6	$19.38	100.0%

Portfolio Summary 5.3

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Largest Tenants by Owned and Managed GLA

	Total	Total	Owned	Owned	Unowned	Unowned
	Units	GLA (msf)	Units	GLA (msf)	Units	GLA (msf)

1. Wal-Mart / Sam’s Club	101	15.9	44	6.7	57	9.2
2. Target	63	7.9	9	1.2	54	6.7
3. Lowe’s Home Improvement	38	4.9	18	2.3	20	2.6
4. Home Depot	40	4.3	12	1.2	28	3.1
5. Kohl’s	43	3.8	36	3.2	7	0.6
6. T.J. Maxx / Marshalls	96	3.0	96	3.0	0	0.0
7. Kmart / Sears	38	3.3	37	3.1	1	0.2
8. Publix Supermarkets	56	2.6	55	2.5	1	0.1
9. PetSmart	100	2.3	99	2.2	1	0.1
10. Kroger	39	2.1	39	2.1	0	0.0
Portfolio Summary 5.4

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Largest Tenants by GLA and Base Rental Revenues (1)

			% of
		Owned	Total	Credit Ratings			Base Rental	% of Total	Credit Ratings
	Major Tenant (units)	GLA	GLA	(S&P/Moody’s)		Major Tenant (units)	Rev. ($M)	Base Rent	(S&P/Moody’s)

1.	Wal-Mart / Sam’s Club (44)	4.9	7.5%	AA / Aa2	1.	Wal-Mart / Sam's Club (44)	$31.3	4.8%	AA / Aa2

2.	Kmart / Sears (37)	2.0	3.1%	BB- / Ba2	2.	T.J. Maxx / Marshalls (96)	$13.4	2.1%	A / A3

3.	Lowe’s Home Improvement (18)	1.9	2.9%	A+ / A2	3.	Petsmart (99)	$12.9	2.0%	BB / NR

4.	T.J. Maxx / Marshall’s (96)	1.6	2.5%	A / A3	4.	Lowe’s Home Improvement (18)	$11.8	1.8%	A+ / A2

5.	Kohl’s (36)	1.4	2.2%	BBB+ / Baa1	5.	Bed Bath and Beyond (58)	$11.1	1.7%	BBB / NR

6.	Bed, Bath, & Beyond (58)	1.0	1.6%	BBB / NR	6.	Kohl’s (36)	$10.0	1.5%	BBB+ / Baa1

7.	PetSmart (99)	1.0	1.5%	BB / NR	7.	Rite Aid (40)	$9.7	1.5%	B- / Caa3

8.	Kroger (39)	1.0	1.5%	BBB- / Baa2	8.	Michael's (74)	$9.6	1.5%	B- / Caa2

9.	Target (9)	1.0	1.5%	A+ / A2	9.	Dick’s Sporting Goods (35)	$8.6	1.3%	NR / NR

10.	Home Depot (12)	0.9	1.4%	BBB+ / Baa1	10.	Tops Markets (26)	$8.5	1.3%	NR / Ba3

11.	J.C. Penney (22)	0.9	1.4%	BB / Ba1	11.	Office Max (54)	$8.4	1.3%	B / B1

12.	Michael’s (74)	0.8	1.2%	B- / Caa2	12.	Barnes and Noble (38)	$8.3	1.3%	NR / Ba2

13.	Dick’s Sporting Goods (35)	0.8	1.2%	NR / NR	13.	GAP / Banana Republic / Old Navy (64)	$8.3	1.3%	BB+ / Ba2

14.	Toys R Us (34)	0.7	1.1%	B / B2	14.	Best Buy (29)	$7.9	1.2%	BBB- / Baa2

15.	Office Max (54)	0.7	1.1%	B / B1	15.	Kroger (39)	$7.8	1.2%	BBB- / Baa2

16.	Tops Markets (26)	0.7	1.1%	NR / Ba3	16.	Home Depot (12)	$7.2	1.1%	BBB+ / Baa1

17.	Publix Supermarkets (55)	0.7	1.1%	NR / NR	17.	Kmart / Sears (37)	$7.2	1.1%	BB- / Ba2

18.	Ross Stores (54)	0.7	1.1%	BBB / NR	18.	Staples (41)	$6.8	1.0%	BBB / Baa2

19.	GAP / Banana Republic / Old Navy (64)	0.6	0.9%	BB+ / Ba2	19.	Ross Stores (54)	$6.5	1.0%	BBB / NR

20.	Burlington Coat Factory (11)	0.6	0.9%	B- / Caa1	20.	Cinemark Theatre (14)	$6.1	0.9%	B+ / B3

	Subtotal 1-20	23.9	36.9%			Subtotal 1-20	$201.4	30.8%

	Total Portfolio	64.8	100.0%			Total Portfolio	$653.1	100.0%

(1)	Based on pro rata ownership of joint venture properties.
Portfolio Summary 5.5

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Consolidated Debt
as of June 30, 2009

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate(1)

SENIOR DEBT:
Unsecured Credit Facilities:
$1.25 Billion Revolving Credit Facility		$1,169,503		06/10	Libor + 75
$75 Million Revolving Credit Facility		0		06/10	Libor + 75
Secured Credit Facility:
$800 Million Term Loan		800,000		02/11	Libor + 87.5

Total Term and Credit Facility Debt		1,969,503

PUBLIC DEBT:
Medium Term Notes	F	193,507		05/10	5.000
Medium Term Notes	F	260,710		08/10	4.625
Medium Term Notes	F	185,595		04/11	5.250
Convertible Notes	F	155,943	(2)	08/11	3.500
Convertible Notes	F	380,076	(3)	03/12	3.000
Medium Term Notes	F	345,795		10/12	5.375
Medium Term Notes	F	199,582		05/15	5.500
Medium Term Notes	F	100,000		07/18	7.500

Total Public Debt		1,821,209

MORTGAGE DEBT:
Shoppes at Wendover Village, Greensboro, NC	F	5,450	(4)	06/09	4.222
Town Center Plaza, Leawood, KS	F	45,702		07/09	7.310
Adams Farm, Greensboro, NC	F	6,700		08/09	4.652
DDR MDT MV, LLC	V	13,650	(5)	10/09	Libor + 72
Lee Vista, Orlando, FL	F	16,950		11/09	7.000
Kyle Crossing, Kyle, TX	V	13,486	(6)(8)	01/10	Libor + 300
Cibolo Creek Center, Schertz, TX	V	3,240	(6)	01/10	Libor + 225
Tech Center 29, Silver Springs, MD	F	6,068		02/10	7.330
Middletown Village, Middletown, RI	F	10,000		02/10	4.531
Plant City Crossing, Plant City, FL	F	5,900		05/10	4.700
Windsor Court SC, Windsor, CT	F	8,015		06/10	4.390
Edgewater Town Ctr, Edgewater, NJ	F	14,000		06/10	4.685
Mill Pond Village, Cary, NC	F	8,500		07/10	4.758
Valley Park Commons, Hagerstown, MD	F	6,770		07/10	4.440
East Hanover Plaza, East Hanover, NJ	F	9,280		07/10	4.685
Sony Theatre, East Hanover, NJ	F	6,445		07/10	4.685
Oakley Plaza, Asheville, NC	F	5,175		08/10	4.290
Deer Valley Town Center, Phoenix, AZ	F	16,607		09/10	8.010
Capital Crossing, Raleigh, NC	F	5,478		09/10	4.300
Downtown Short Pump, Richmond, VA	F	18,480		09/10	4.900
DDR MDT MV, LLC	F	116,271	(5)	10/10	5.211
Tequesta Shops Plaza, Tequesta, FL	F	5,200		10/10	5.300
Summary of Consolidated Debt 6.1.a

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Consolidated Debt
as of June 30, 2009 (con’t)

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate(1)

Shops on the Circle, Dothan, AL	F	$11,322		11/10	7.920
Terrell Plaza, Terrell, TX	V	6,366	(6)(8)	11/10	Libor + 400
Big Flats Consumer Square I, Big Flats, NY	F	3,494		12/10	8.011
Plattsburgh Consumer Square, Plattsburgh, NY	F	3,411		12/10	8.000
Denbigh Village, Newport News, VA	F	11,457		12/10	4.940
Camfield Corners, Charlotte, NC	F	5,150		12/10	5.040
Homestead Pavilion, Homestead, FL	V	63,367		03/11	Libor + 120
Peach Street Square I, Erie, PA	F	24,197		04/11	6.884
Peach Street Square II, Erie, PA	F	2,792		04/11	6.884
Southland Crossings, Boardman, OH	F	25,128		04/11	6.884
Plaza at Sunset Hills, St. Louis, MO	F	32,574		04/11	6.884
The Promenade at Brentwood, St. Louis, MO	F	24,197		04/11	6.884
Centennial Promenade, Denver, CO	F	36,296		04/11	6.884
DDRC Headquarters, Beachwood, OH	V	27,106		04/11	Libor + 110
Hamilton Marketplace, Hamilton, NJ	V	40,000	(8)	05/11	Libor + 600
Southern Tier Crossing, Horseheads, NY	V	30,618		09/11	Libor + 150
Union Town Center, Indian Train, NC	F	6,580		10/11	7.000
Westgate Plaza, Gates, NY	F	23,596		10/11	7.240
Ashtabula Commons, Ashtabula, OH	F	6,487		12/11	7.000
Paradise Village Gateway, Phoenix, AZ	F	20,100	(7)	03/12	5.385
Gravois Village Plaza, St. Louis, MO	F	392		06/12	8.625
University Hills, Denver, CO	F	26,202		07/12	7.300
N. Charleston Center, N. Charleston, SC	F	9,907		07/12	7.370
Cortez Plaza, Bradenton, FL	F	11,946		07/12	7.150
Duvall Village, Bowie, MD	F	8,315		10/12	7.040
Walgreen’s, Rockford, IL	F	3,223		11/12	4.863
Walgreen’s, Dearborn Hts, MI	F	3,550		11/12	4.863
Walgreen’s, Livonia, MI	F	2,477		11/12	4.863
Mooresville Consumer Square, Mooresville, NC	F	22,697		12/12	6.930
Big Flats Consumer Square IV, Big Flats, NY	F	784		01/13	7.600
Big Flats Consumer Square II, Big Flats, NY	F	2,610		01/13	8.010
Delaware Consumer Square, Buffalo, NY	F	638		01/13	6.960
Walgreen’s, Oshkosh, WI	F	2,817		02/13	4.863
Walgreen’s, Westland, MI	F	2,625		03/13	4.863
Paseo Colorado, Pasadena, CA	F	79,100		04/13	5.000
Family Center at Meridian, Meridian, ID	F	7,440		04/13	5.000
Meridian Crossroads, Meridian, ID	F	29,760		04/13	5.000
University Center, Wilmington, NC	F	24,500		04/13	5.000
Aspen Grove, Littleton, CO	F	42,200		04/13	5.000
Plaza Escorial, Carolina, PR	F	57,500		04/13	5.000
Plaza Rio Hondo, Bayamon, PR	F	109,500		04/13	5.000
Victor Square, Victor, NY	F	6,241		04/13	5.800
Wrangleboro Consumer Sq. I & II, Mays Landing, NJ	F	42,207		05/13	6.990
Monmouth Consumer Sq., W. Long Branch, NJ	F	8,723		07/13	8.570
Summary of Consolidated Debt 6.1.b

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Consolidated Debt
as of June 30, 2009 (con’t)

		Loan		Maturity	Interest
		Balance(000’s)		Date	Rate(1)

Rotonda Plaza, Englewood, FL	F	$1,221		07/13	5.800
Nassau Park/Presidential Commons	F	60,000		05/14	9.000
Reno Riverside, Reno, NV	V	3,233	(8)	02/15	Prime + 170
Wal-Mart Plaza, Olean, NY	F	3,453		07/15	8.995
Hamilton Commons, Mays Landing, NJ	F	10,626		09/15	4.700
Consumer Square West, Columbus, OH	F	12,267		11/15	10.188
Boulevard Consumer Sq. (Kmart), Amherst, NY	F	9,143		11/15	7.850
Tops Plaza, Lockport, NY	F	9,582		01/16	8.000
Merriam Town Center, Merriam, KS (TIF)	F	3,575		02/16	6.900
Freedom Plaza, Rome, NY	F	3,403		09/16	7.850
Transit Commons, Amherst, NY	F	4,010		12/16	7.680
Thruway Plaza (Wal-Mart), Cheektowaga, NY	F	3,889		10/17	6.780
Tops Plaza, Ithaca, NY	F	15,296		01/18	7.050
Boulevard Consumer Square, Amherst, NY	F	10,748		07/18	5.670
Mohawk Commons, Niskayuna, NY	F	20,023		12/18	5.750
Lowes, Henderson, TN	F	7,446		01/19	7.660
Plaza Isabela, Isabela, PR	F	23,500		06/19	7.590
Plaza Cayey, Cayey, PR	F	22,250		06/19	7.590
Plaza Wal-Mart, Guayama, PR	F	12,500		06/19	7.590
Plaza Fajardo, Fajardo, PR	F	26,750		06/19	7.590
Mariner Square, Spring Hill, FL	F	4,399		09/19	9.750
Northland Square, Cedar Rapids, IA	F	8,385		01/20	9.375
Connecticut Commons, Plainville, CT (TIF)	F	6,470		04/21	7.125
West Valley Marketplace, Allentown, PA	F	15,496		07/21	6.950
Liberty Fair Mall, Martinsville, VA	F	18,794		12/29	8.460
Gulfport Promenade, Gulfport, MS	V	60,000		12/37	SIFMA + 5

Total Mortgage Debt		1,633,416

Consolidated Debt		$5,424,128

Add: Joint Venture Partner Share of Consolidated Debt		$140,574

Total Consolidated Debt Including Joint Venture Share		$5,564,702

		Wtd. Avg.	Wtd. Avg.
		Maturity	Interest Rate
Fixed Rate	$3,899,738	2.95 years	5.4%
Variable Rate	$1,664,964	2.10 years	1.4%

	$5,564,702	2.70 years	4.2%

Summary of Consolidated Debt 6.1.c

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Consolidated Debt
as of June 30, 2009 (con’t)

CUMULATIVE REDEEMABLE PREFERRED SHARES	Outstanding Amount(000’s)	First Call Date
Class G — 8.0%	$180,000	March 28, 2008
Class H — 7.375%	$205,000	July 28, 2008
Class I — 7.5%	$170,000	May 7, 2009
DERIVATIVE INSTRUMENTS

	Notional Amount(000’s)	Underlying Debt Hedged	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap	$100,000	Secured Credit Facility	1 mo. LIBOR	4.933%	October 18, 2009
Interest Rate Swap	$50,000	Secured Credit Facility	1 mo. LIBOR	4.965%	October 18, 2009
Interest Rate Swap	$50,000	Secured Credit Facility	1 mo. LIBOR	4.964%	October 18, 2009
Interest Rate Swap	$200,000	Secured Credit Facility	3 mo. LIBOR	5.149%	June 28, 2010
Interest Rate Swap	$100,000	$1.25 Billion Revolving Credit Facility	1 mo. LIBOR	4.942%	September 29, 2010
Interest Rate Swap	$100,000	Secured Credit Facility	1 mo. LIBOR	4.815%	February 21, 2012

Notes:

F — Fixed-Rate Debt V — Variable-Rate Debt

1.	Interest rate figures reflect coupon rates of interest and do not include discounts or premiums. Annualized deferred finance cost amortization of approximately $11.0 million net, is offset by approximately $3.6 million of annualized fair market value adjustments in 2009.

2.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $64.23 per share. The principal balance on these notes is to be settled in cash. Included in this amount is $6.8 million recorded at June 30, 2009 for the accretion of the convertible debt to comply with accounting standards.

3.	The convertible notes may be net settled with DDR’s common stock once the stock price rises above $74.56 per share. The principal balance on these notes is to be settled in cash. Included in this amount is $22.0 million recorded at June 30, 2009 for the accretion of the convertible debt to comply with accounting standards.

4.	The Company has entered into a 6-month forebearance agreement with the lender.

5.	The Company’s joint venture with MDT DDR MV, LLC is consolidated within DDR’s accounts. DDR effectively owns 54.7027% of the debt.

6.	The Company’s joint venture with David Berndt Interests is consolidated within DDR’s accounts. DDR owns 50% of the debt.

7.	The Company’s joint venture with Shea and Tatum Associates is consolidated within DDR’s accounts. DDR owns 67% of the debt.

8.	The following loans have floor interest rates:

Loan	Floor
Kyle Crossing, Kyle, TX	1mo. LIBOR of 2.00%
Terrell Plaza, Terrell, TX	1mo. LIBOR of 1.00%
Hamilton Marketplace, Hamilton, NJ	1mo. LIBOR of 2.50%
Reno Riverside, Reno, NV	5.95%
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated Debt 6.1.d

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Joint Venture Debt
as of June 30, 2009

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate

DDRTC Core Retail Fund, LLC
DDRTC Holdings Pool 1, LLC (25 assets)	F	$736,559	03/17	5.4475
DDRTC Holdings Pool 3, LLC (17 assets)	F	555,034	03/12	5.480
DDRTC Holdings Pool 5, LLC (12 assets)	V	197,300	02/10	Libor + 65
DDRTC Holdings Pool 6, LLC
Walks at Highwood Preserve I & II	F	3,700	05/10	4.372
Aiken Exchange	F	7,350	05/10	4.372
Oak Summit	F	8,200	06/10	4.272
Wytheville Commons	F	5,590	06/10	4.302
Warwick Center	F	16,939	06/10	4.130
Columbiana Station	F	25,900	06/10	4.040
Heritage Pavilion	F	21,500	07/10	4.460
Fayette Pavilion I & II	F	53,250	07/10	5.620
North Hill Commons	F	2,475	11/10	5.240
Cox Creek Shopping Center	F	14,099	03/12	7.090
Cypress Trace	F	16,000	04/12	5.000
Waterfront Marketplace	F	28,741	08/12	6.350
Waterfront Town Center	F	37,865	08/12	6.350
Creeks at Virginia Center	F	25,557	08/12	6.370
Willoughby Hills Shopping Center	F	13,532	07/18	6.980

DDR Domestic Retail Fund I
Paradise Promenade, Davie, FL	F	6,400	06/09	4.322
Village Ctr, Racine, WI	F	13,200	04/10	4.440
West Falls Plaza, West Patterson, NJ	F	11,075	06/10	4.685
Southampton Village, Tyrone, GA	F	6,700	05/11	4.663
Village Center Outlot, Racine, WI	F	2,070	07/11	5.170
Center Pointe Plaza, Easley, SC	F	4,250	08/11	5.320
Shoppes on the Ridge, Lake Wales, FL	F	9,628	12/11	4.740
Publix Brooker Creek, Palm Harbor, FL	F	5,000	12/11	4.610
Watercolor Crossing, Santa Rosa, FL	F	4,355	01/12	4.760
Heather Island Plaza, Ocala, FL	F	6,155	12/12	5.001
Hilliard Rome, Columbus, OH	F	10,933	01/13	5.870
Meadows Square, Boynton Beach, FL	F	2,641	07/13	6.720
DDR Domestic Retail Fund I (25 assets)	F	885,000	07/17	5.600

DDR Macquarie (1)(2)
$305 Million Revolving Credit Facility (10 assets)	V	267,900	04/10	Libor + 40
Secured Portfolio Financing (6 assets)	F	268,000	09/15	6.400
	V	65,320	09/11	Libor + 240
Secured Portfolio Financing	F	152,705	08/09	4.180
BJ’s Clarence	F	4,236	03/22	7.070
Joann Transit	F	1,973	08/13	6.250
New Hartford Consumer Square	F	28,931	11/18	5.750
Birmingham, AL (Riverchase)	F	7,421	01/13	5.500
DDR Macquarie Longhorn Holdings (4 assets)	F	85,000	01/12	4.910
DDR Macquarie Longhorn Holdings II (7 assets)	F	157,250	04/10	4.822
	V	3,570	04/10	Libor + 85
Summary of Joint Venture Debt 6.2.a

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Joint Venture Debt
as of June 30, 2009 (con’t)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate

DDR Macquarie (1)(2)
DDR Macquarie Longhorn Holdings III (3 assets)	F	$39,300	04/10	5.098

Macquarie DDR US Trust Credit Facility	V	48,365	03/10	Libor + 150

DDR MDT PS, LLC (7 assets)	F	86,000	07/13	6.004

Coventry II DDR Bloomfield	V	48,000	12/08	Libor + 250

Coventry II DDR Buena Park	V	61,000	03/10	Libor + 115

Coventry II DDR Fairplain	V	16,000	09/09	Libor + 275

Coventry II DDR Marley Creek	V	10,750	07/10	Libor + 125

Coventry II DDR Merriam Village (4)	V	17,039	01/09	5.000

Coventry II DDR Montgomery Farm (4)	V	115,907	07/10	Libor + 300

	V	12,220	07/10	Libor + 600

Coventry II DDR Phoenix Spectrum	V	46,000	01/10	Libor + 70

Coventry II DDR SM	V	75,133	01/10	Libor + 80

	V	32,695	01/10	Libor + 223.65

Coventry II DDR Totem Lakes	V	29,500	09/09	Libor + 275

Coventry II DDR Tri County	F	153,574	02/15	5.655

	F	11,664	02/15	10.304

Coventry II DDR Westover Marketplace	V	20,856	07/09	Libor + 125

RVIP III B
Deer Park, IL	F	60,000	10/11	5.590

RVIP VII (2 assets)	V	72,120	04/10	Libor + 400

RVIP VIII	V	23,356	01/10	Libor + 100

DPG Realty Holdings, LLC
Tonawanda, NY	F	4,769	05/17	7.630
Tonawanda, NY	F	4,522	06/21	7.660

TRT DDR Holdings I LLC (3 assets)	F	110,000	05/17	5.510

DDR SAU Retail Fund, LLC
Blockbuster	F	993	10/10	4.890
Cascade Crossing	F	4,954	10/10	4.890
Hickory Flat Village	F	8,689	10/10	4.890
Flat Shoals Crossing	F	6,063	10/10	4.760
Deshon Plaza	F	6,038	10/10	4.760
Shops at John’s Creek	F	2,762	10/10	4.890
Waynesboro Commons	F	3,178	10/10	4.890
Brookhaven	F	10,397	12/10	4.890
Lewandowski Commons	F	12,465	03/11	5.770
South Square	F	12,597	10/12	5.060
North Hampton Market (Phase I & II)	F	10,501	10/12	5.080
Oakland Market Place	F	3,560	10/12	5.040
Summary of Joint Venture Debt 6.2.b

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Joint Venture Debt
as of June 30, 2009 (con’t)

		Mortgage
Property/Entity		Balance (000’s)	Maturity Date	Interest Rate
DDR SAU Retail Fund, LLC
Shoppes at Wendover II	F	$14,382	10/12	5.060
Crossroads Square	F	4,869	12/12	5.310
Cascade Corners	F	3,979	12/12	5.420
Hilander Village	F	9,404	12/12	5.410
Glenlake Plaza	F	8,234	12/12	5.440
Broadmoor Plaza	F	11,048	12/12	5.440
Milan Plaza	F	2,161	12/12	5.490
West Towne Commons	F	4,797	12/12	5.440
American Way	F	6,662	12/12	5.440
Kroger Junction	F	3,827	12/12	5.440
Kroger Plaza	F	1,806	12/12	5.440
Willowbrook Commons	F	6,998	03/13	5.410
The Point	F	15,800	04/13	5.640
Harper Hill Commons	F	10,350	04/13	5.790
Plaza at Carolina Forest	F	14,203	05/13	5.970
Alexander Pointe	F	5,129	08/13	5.920
Patterson Place	F	20,338	12/13	5.670

Cole DDR MT Independence	F	34,100	01/12	5.950

DDRA Community Centers Five (5 assets)	F	280,000	08/10	5.295

DDR Markaz II (13 assets)	F	150,480	11/14	5.147

Lennox Town Center Limited	F	1,000	06/17	6.440
Columbus, OH	F	26,000	06/17	5.640

Sun Center Limited	F	5,846	05/11	5.420
Columbus, OH	F	12,583	04/11	8.480

DOTRS LLC
Macedonia, OH	F	21,000	08/11	6.050

Jefferson County Plaza, LLC
Arnold, MO	V	3,648	08/12	Libor + 200

Sonae Sierra Brazil Limitadas	V	1,752	07/09	98% of CDI
	V	4,492	08/09	CDI + 500
	V	2,507	09/09	CDI + 700
	V	25,755	02/10	CDI + 500
	V	7,436	06/10	CDI + 366
	V	5,043	09/10	CDI + 870
	F	55,939	12/20	8.500

Central Park Solon LLC (4)	V	3,354	08/09	Libor + 400

RO & SW Realty LLC	F	23,777	06/11	5.960

Total		$5,768,969

			Wtd. Avg.	Wtd. Avg.
				Interest
Total Joint Venture Debt:			Maturity	Rate

Fixed Rate		$4,551,951	4.95 years	5.5%
Variable Rate		$1,217,018	0.71 years	2.5%

		$5,768,969	4.06 years	4.9%

Summary of Joint Venture Debt 6.2.c

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Pro Rata Joint Venture Debt
as of June 30, 2009 (con’t)

	DDR’s	DDR’s
	Pro Rata	Pro Rata
Property/Entity	Interest	Debt (000's)
DDRTC Core Retail Fund, LLC	15.00%	$265,439
DDR Domestic Retail Fund I	20.00%	193,482
DDR Macquarie Fund	23.90%	258,529
Macquarie DDR US Trust Credit Facility	9.41%	4,549
DDR MDT PS, LLC	9.41%	8,089
Coventry II DDR Bloomfield	10.00%	4,800
Coventry II DDR Buena Park	20.00%	12,200
Coventry II DDR Fairplain	20.00%	3,200
Coventry II DDR Marley Creek	10.00%	1,075
Coventry II DDR Merriam Village	20.00%	3,408
Coventry II DDR Montgomery Farm	10.00%	12,813
Coventry II DDR Phoenix Spectrum	20.00%	9,200
Coventry II DDR SM	20.00%	21,566
Coventry II DDR Totem Lakes	20.00%	5,900
Coventry II DDR Tri County	20.00%	33,048
Coventry II DDR Westover Marketplace	20.00%	4,171
RVIP III B	25.75%	15,450
RVIP VII	21.00%	15,145
RVIP VIII	25.75%	6,014
DPG Realty Holdings, LLC	10.00%	929
TRT DDR Holdings I LLC	10.00%	11,000
DDR SAU Retail Fund, LLC	20.00%	45,237
Cole DDR MT Independence	14.52%	4,951
DDRA Community Centers Five	50.00%	140,000
DDR Markaz II	20.00%	30,096
Lennox Town Center Limited	50.00%	13,500
Sun Center Limited	79.45%	14,642
DOTRS LLC	50.00%	10,500
Jefferson County Plaza, LLC	50.00%	1,824
Sonae Sierra Brazil Limitadas	50.00%	51,462
Central Park Solon LLC	50.00%	1,677
RO & SW Realty LLC	25.25%	6,004

		$1,209,899

	Fixed Rate	$968,769
	Variable Rate	$241,130

		$1,209,899

Summary of Joint Venture Debt 6.2.d

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2009

DERIVATIVE INSTRUMENTS (3)

	Notional Amount(000’s)	Underlying Capital Hedged	Rate Hedged	Fixed Rate	Termination Date
Interest Rate Swap	$50,000	MDT Revolving Credit Facility	3 mo. LIBOR	5.105%	November 17, 2010
Forward Interest Rate Swap	$157,250	MDT Mortgage Debt	1 mo. LIBOR	5.250%	March 9, 2012
Forward Interest Rate Swap	$75,000	MDT Mortgage Debt	1 mo. LIBOR	5.223%	June 1, 2014
Forward Interest Rate Swap	$75,000	MDT Mortgage Debt	1 mo. LIBOR	4.900%	June 2, 2014
Notes:
(1)	The Company’s joint venture with MDT that owes with the Mervyns Portfolio is not reflected as it is consolidated within DDR’s accounts.

(2)	MDT has entered into swaps and forward swaps to fix the interest rate on floating rate debt or future fixed rate financing.

(3)	Does not include interest rate caps.

(4)	The following loans have floor interest rates:

Loan	Floor
Coventry II DDR Merriam Village	1mo. LIBOR of 2.00%
Coventry II DDR Montgomery Farm	1mo. LIBOR of 1.50%
Central Park Solon LLC	1mo. LIBOR of 3.00%
Amounts may differ slightly from actual results, due to rounding.
Summary of Joint Venture Debt 6.2.e

Developers Diversified Realty Corporation
Quarterly Financial Supplement
For the six months ended June 30, 2009

Summary of Consolidated Mortgage Principal Payments, Corporate Debt Maturities
and Joint Venture Debt Payments and Maturities (1)
as of June 30, 2009
(000’s)

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Payments	Thereafter	Total
CONSOLIDATED DEBT
Property Mortgages	$88,082	$312,107	$199,985	$142,954	$432,347	$76,593	$26,595	$14,832	$10,559	$7,901	$177,279	$1,489,233
Construction Loans	0	23,092	30,618	0	90,473	0	0	0	0	0	0	144,183
Public Debt	0	454,217	341,538	725,871	0	0	199,582	0	0	100,000	0	1,821,209

Subtotal	88,082	789,416	572,141	868,825	522,820	76,593	226,178	14,832	10,559	107,901	177,279	3,454,625
Revolving Credit Facilities & Term Loan (2)	0	0	1,169,503	800,000	0	0	0	0	0	0	0	1,969,503

Consolidated Debt	$88,082	$789,416	$1,741,645	$1,668,825	$522,820	$76,593	$226,178	$14,832	$10,559	$107,901	$177,279	$5,424,128
Add: JV Partner Shared Consolidated Debt	$0	$130,674	$0	$9,900	$0	$0	$0	$0	$0	$0	$0	$140,574

Total Consolidated Debt Including JV Share	$88,082	$920,090	$1,741,645	$1,678,725	$522,820	$76,593	$226,178	$14,832	$10,559	$107,901	$177,279	$5,564,702

JOINT VENTURE DEBT
Total JV Debt	$241,838	$1,165,227	$476,041	$1,191,064	$250,785	$159,910	$425,981	$7,369	$1,765,944	$6,335	$78,474	$5,768,969
DDR’s Proportionate Share	53,343	334,821	116,499	186,448	43,810	31,910	95,575	1,386	313,413	1,278	31,415	1,209,899

Total Consolidated Debt & Proportionate Share JV Debt	$141,426	$1,254,911	$1,858,144	$1,865,173	$566,630	$108,502	$321,752	$16,218	$323,971	$109,179	$208,693	$6,774,601

Notes:

(1)	In situations where options to extend the maturity of a loan exist, the maturity of the extension period(s) has been assumed for this schedule.

(2)	Balance at June 30, 2009 on credit facilities and term loan. The $1.25 billion JPMorgan Chase facility has one one-year extension option to 2011. The $800 million Key Bank term loan has one one-year extension option to 2012. The $75 million PNC Bank facility has one one-year extension option to 2011.
Amounts may differ slightly from actual results, due to rounding.
Summary of Consolidated and Joint Venture Debt Payments and Maturities 6.3

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2009

Corporate Headquarters	Investor Relations
3300 Enterprise Parkway	Thomas C. Morabito
Beachwood, Ohio 44122	Toll Free: (877) 225-5337
Main: (216) 755-5500	Direct: (216) 755-5455
Website: www.ddr.com	Email: tmorabito@ddr.com

Research Coverage
Citigroup
Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
Quentin Velleley	quentin.velleley@citi.com	(212) 816-6981

Deutsche Bank Securities
John Perry	john.perry@db.com	(212) 250-4912
Vincent Chao	vincent.chao@db.com	(212) 250-6799

Goldman Sachs
Jay Habermann	jonathan.habermann@gs.com	(917) 343-4260
Jehan Mahmood	jehan.mahmood@gs.com	(212) 902-2646

Green Street Advisors
Jim Sullivan	jsullivan@greenstreetadvisors.com	(949) 640-8780
Nick Vedder	nvedder@greenstreetadvisors.com	(949) 640-8780

Hilliard Lyons
Carol Kemple	ckemple@hilliard.com	(502) 588-1142

Macquarie
David Wigginton	dave.wigginton@macquarie.com	(212) 231-6380

Banc of America Securities Merrill Lynch
Craig Schmidt	craig_schmidt@ml.com	(212) 449-1944
Lindsay Schroll	lindsay_schroll@ml.com	(212) 449-6246

JP Morgan
Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689
Joe Dazio	joseph.c.dazio@jpmorgan.com	(212) 622-6416

RBC Capital Markets
Rich Moore	rich.moore@rbccm.com	(216) 378-7625
Wes Golladay	wes.golladay@rbccm.com	(440) 715-2650

Wells Fargo Securities, LLC
Jeff Donnelly	jeff.donnelly@wachovia.com	(617) 603-4262
Robert Laquaglia	robert.laquaglia@wachovia.com	(617) 603-4280
Investor Contact Information 7.0